UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CHINA COMMERCIAL CREDIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA COMMERCIAL CREDIT, INC.
415-2351 Zhen Building, Yong An Street,

Taishitun Town, Miyun District, Beijing

People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 a.m. on August 31, 2018 Eastern Standard Time

To the Stockholders of China Commercial Credit, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” ) of China Commercial Credit, Inc. (the “Company” ) for use at the 2018 annual meeting of stockholders of the Company (the “Meeting” ) and at all adjournments and postponements thereof. The Meeting will be held at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China, on August 31, 2018, at 9:30 a.m. EST, to consider and vote upon the following proposals:

1.

To elect Chenguang Kang, Jialin Cui, Kecen Liu, Long Yi, and Teck Chuan Yeo (the “Director Nominees” ) to serve on the Company’s Board of Directors (the “Board ”) until the next annual shareholders meeting and until their successors are duly elected and qualified;

2.	To ratify the selection of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2018;

3.	To ratify and approve, for purposes of complying with applicable NASDAQ Listing Rules, issuance of more than 20% of the Company’s shares of common stock (“Common Stock”), par value $0.001 per share, pursuant to certain securities purchase agreements (collectively “Securities Purchase Agreements”) dated April 11, April 28, May 25 and June 19, 2018 in private placements to certain “non-U.S. Persons” as defined in Regulation S;

4.	To approve and adopt amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split (the “Reverse Split”) at any time prior to March 31, 2019, with the exact ratios to be set at a whole number within this range, as determined by our Board in its sole discretion;

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s Common Stock at the close of business on August 8, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about August 13, 2018.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Long Yi
Long Yi
Chief Financial Officer
August 8, 2018

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to Be Held at 9:30 a.m. on August 31, 2018 Eastern Standard Time

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for year ended December 31, 2017 are available at www.proxyvote.com.

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
THE ANNUAL MEETING	4
General	4
Date, Time and Place of the Meeting	4
Purpose of the Meeting	4
Record Date and Voting Power	4
Quorum and Required Vote	4
Revocability of Proxies	5
Proxy Solicitation Costs	5
No Right of Appraisal	5
Who Can Answer Your Questions About Voting Your Shares	5
Principal Officers	5

PROPOSAL NO. 1 — ELECTION OF DIRECTORS	6
Board Qualifications and Director Nominees	6
Information Regarding the Company's Directors and Nominees	6
Vote Required	7
Recommendation of the Board	7
Corporate Governance	7
Director Compensation	9
Executive Officers	10
Executive Compensation	10
Section 16 Compliance	12
Security Ownership of Certain Beneficial Owners and Management	12
Certain Relationships and Related Transactions	13

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
Principal Accountant Fees and Services	14
Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants	14
Vote Required	14
Recommendation of the Board	15
Audit Committee Report	15

PROPOSAL NO. 3 — RATIFICATION AND APPROVAL OF ISSUANCES IN THE PRIVATE PLACEMENTs	16
Why We Are Seeking Your Approval	16
Vote Required	16
Recommendation of the Board	16

PROPOSAL NO. 4 — THE REVERSE SPLIT	17
Procedure for Implementing the Reverse Stock Split	17
Effect of the Reverse Split on holders of the Company’s common stock	17
Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)	17
Registered “Book-entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but not hold stock certificate)	17
Holders of Certificated Shares of Common Stock	18
Fractional Shares	18
Accounting Matters	18
Federal Income Tax Consequences of the Reverse Split	18
U.S. Holders	19
No Appraisal Rights	19
Required Vote	19
Recommendation of the Board	19

OTHER MATTERS	20

OTHER INFORMATION	20
Deadline for Submission of Stockholder Proposals for 2019 Annual Meeting of Stockholders	20
Proxy Solicitation	20
Annual Report	20
Delivery of Proxy Materials to Households	21
Where You Can Find Additional Information	21

Annexes

Annex A Form of Securities Purchase Agreement in the April Offering	A-1
Annex B Form of Securities Purchase Agreement in the Three Million Offering	B-1
Annex C Form of Securities Purchase Agreement in the Two Million Offering	C-1
Annex D Certificate of Amendment of Certificate of Incorporation	D-1

CHINA COMMERCIAL CREDIT, INC.
PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

to be held on August 31, 2018, at 9:30 a.m., Eastern Standard Time
415-2351 Zhen Building, Yong An Street,

Taishitun Town,

Miyun District, Beijing

Province People’s Republic of China

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on August 31, 2018, at 9:30 a.m., EST, at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China.

Stockholders are being asked to consider and vote upon proposals to (i) elect the Director Nominees to the Board to serve one-year terms, (ii) ratify the selection of BDO as our independent registered public accounting firm for 2018, (iii) ratify and approve, for purposes of complying with applicable NASDAQ Listing Rules, issuances of more than 20% of the Company’s shares of common stock pursuant to certain Securities Purchase Agreements to “non-U.S. Persons” as defined in Regulation S; (iv) and (v) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to China Commercial Credit, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at this Meeting?

Stockholders who owned shares of our Common Stock on August 8, 2018 (the “Record Date”) may attend and vote at this Meeting. There were 24,595,612 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 12 of this proxy statement.

What is the proxy card?

The card enables you to appoint Chengguang Kang and Long Yi as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of proposals No. 2, No. 3, and No. 4.

1

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s Common Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of Common Stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and
●	according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director;
●	FOR the selection of BDO as our independent registered public accounting firm for year ending December 31, 2018;
●	FOR the ratification and approval of the issuances in the private placements;
●	FOR the approval of the Reverse Split proposal;
●	According to the best judgment of Mr. Kang and Mr. Yi if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting.  We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

2

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or
●	attending this Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to ratify BDO as the Company’s independent registered public accounting firm for year ending December 31, 2018?

The proposal to ratify the appointment of BDO to serve as our independent registered public accounting firm for 2018 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to ratify and approve the issuances in the private placements?

The proposal to ratify and approve issuance pursuant to the Securities Purchase Agreements in the private placement offering requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to ratify the Reverse Split?

The proposal to ratify the Reverse Split offering requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Long Yi at 86-010-5944 1080or by sending a letter to the offices of the Company at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China with any questions about proposals described in this proxy statement or how to execute your vote.

3

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a stockholder of China Commercial Credit, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on August 31, 2018, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about August 13, 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on August 31, 2018, at 9:30 a.m., EST, at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To elect the Director Nominees to serve on the Company’s Board of Directors until the next annual shareholders meeting and until their successors are duly elected and qualified;

2.	To ratify the selection of BDO as our independent registered public accounting firm for year ending December 31, 2018;

3.	To ratify and approve the issuances pursuant to the Securities Purchase Agreements;

4.	To ratify and approve the Reverse Split; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on August 8, 2018, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 24,595,612 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 24,595,612 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (election of each of the Director Nominees) requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors;

Proposal No. 2 (ratification of the appointment of BDO to serve as our independent registered public accounting firm for year ending December 31, 2018) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

4

Proposal No. 3 (ratification and approval of issuances pursuant to the Securities Purchase Agreements) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 4 (approval of the Reverse Split) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at China Commercial Credit, Inc., 415-2351 Zhen Building, Yong An Street, Taishitun Town,Miyun District, Beijing People’s Republic of China, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting and voting in person.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact Long Yi at 86-010-5944 1080 or by sending a letter to the offices of the Company at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China. The Company’s telephone number at such address is 86-010-59441080.

5

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Current Position
Chenguang Kang	31	Director and Chief Executive Officer
Long Yi	41	Director, Chief Financial Officer, Treasuer and Secretary
Teck Chuan Yeo	50	Director
Kecen Liu	25	Director
Jialin Cui	36	Director

Information Regarding the Company’s Directors and the Nominees

Mr. Chenguang Kang, age 31, has served as a director and Chief Executive Officer of the Company since March 2018. Mr. Zhao was the co-founder and the general manager of Beijing Supersfun Science and Technology Limited Company, a company in automotive financial services and loans service for small micro enterprises since July 2014. From December 2012 to June 2014, Mr. Kang served as the vice president of operation at Beijing Covigor Science and Technology Limited Company, a company in live platform business. From August 2011 to November 2012, Mr. Kang served as a city manager at Nuomi.com. Mr. Kang held a Bachelor degree in Vocal Music from Bohai University. Mr. Kang’s abundant internet auto financial platform operation experience, business aptitude and management ability qualified him as a director of the Company.

Mr. Long Yi, age 41, was appointed as the Chief Financial Officer and Secretary of the Company on January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of the Company between August 21, 2014 and December 29, 2014. Mr. Yi was appointed to serve as a director on the Board effective June 12, 2015. Prior to joining the Company, Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008. He is a Certified Public Accountant in the State of Illinois. Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Ms. Kecen Liu, age 25, has served as a director of the Company since February 2018. Ms. Liu has served as a Program Coordinator at United Nations ICTY from June, 2016 to February 2017. Ms. Liu has served as Marketing Manager at Jiuding Capital from June, 2015 to October, 2015. She has also served as Brand Manager at Jumei.com from November, 2013 to October, 2014. Form October 2012 to June 2014, she served as a Campus Embassador at Hong Kong XINHUA Education International Group. Ms. Liu obtained a Master's degree in International Business from Southwestern University of Finance and Economics in 2017.

6

Mr. Teck Chuan Yeo, age 50, has served as a director of the Company since September 2016. Mr. Yeo has been the audit partner of Rui Hua Certified Public Accountants LLP, Shanghai Office, since June 2015. From July 2007 to May 2015, Mr. Yeo served as the audit partner at Deloitte Hua Yong Certified Public Accountants LLP. From July 2002 to March 2007, Mr. Yeo served as the financial service director of South and South East Asia at BOC Asia Ltd. (Singapore). Mr. Yeo obtained a bachelor of accountancy at Nanyang Technological University.

Mr. Jialin Cui, age 36, is being nominated as a director of the Board. Mr. Cui has been the Northwest sales director of Beijing Oak Science and Technology Development Co., Ltd. since December 2015. From May 2013 to November 2015, Mr. Cui served as a sale manager of Lagopus Group. From June 2010 to April 2013, Mr. Cui served as the sales head of Iconic Scientific Limited. Mr. Cui obtained a bachelor degree of Shenyang Conservatory of Music.

Vote Required

Proposal No. 1 will be approved if a plurality of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Kecen Liu, Teck Chuan Yeo and Boling Liu are “independent directors” as defined by NASDAQ.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Upon election, Ms. Liu, Mr. Yeo and Ms. Kecen Liu will be members of our Audit Committee, where Mr. Yeo shall serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees.

We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;
●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;
●	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;
●	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;
●	oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;
●	reviews and approves in advance any proposed related-party transactions and reports to the full Board on any approved transactions; and
●	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and makes recommendations to the Board regarding corporate governance issues and policy decisions.

7

It is determined that Mr. Yeo possesses accounting or related financial management experience that qualifies him as an "audit committee financial expert" as defined by the rules and regulations of the SEC.

Compensation Committee

Upon election, Ms. Cui, Mr. Yeo and Ms. Liu will be members of our Compensation Committee and Ms. Kecen Liu shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nominating and Governance Committee

Upon election, Ms. Cui, Mr. Yeo and Ms. Liu will be the members of our Nominating and Governance Committee where Ms. Cui shall serve as the chairwoman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by NASDAQ.  Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and NASDAQ rules.

Family Relationships

There are no family relationships between or among the Director Nominees or other executive officers of the Company.

8

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (“ Exchange Act ”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2017.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Boling Liu (1)	$-	32,300	-	-	32,300
Weiliang Jie (2)	$-	32,300	-	-	32,300
Teck Chuan Yeo (3)	$20,000	32,300	-	-	52,300
Kecen Liu (4)	$-				-

(1)	Ms. Liu was appointed as a director of the Company on December 22, 2016 and shall receive annual compensation at $20,000. During fiscal year ended December 31, 2017, Ms. Liu agreed to waive such compensation she was entitled to pursuant to the director offer letter.
(2)	Mr. Jie was appointed as a director of the Company on May 15, 2016 and shall receive no compensation. During fiscal year ended December 31, 2017, Mr. Jie agreed to waive such compensation he was entitled to pursuant to the director offer letter. Mr. Jie resigned on February 9, 2018.
(3)	Mr. Yeo was appointed as a director of the Company on May 15, 2016 and shall receive annual compensation at $20,000 since January 1, 2017.
(4)	Ms. Liu was appointed as a director of the Company on February 12, 2018 and shall receive $20,000 per year. During fiscal year ended December 31, 2017 Ms. Liu received no such compensation.

9

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Chenguang Kang	31	Chief Executive Officer
Long Yi	41	Chief Financial Officer, Treasurer and Secretary
Zhe Ding	24	Chief Operating Officer
Jin Ding		Chief Product Officer

Mr. Chenguang Kang, age 31, has served as a director and Chief Executive Officer of the Company since March 2018. Mr. Zhao was the co-founder and the general manager of Beijing Supersfun Science and Technology Limited Company, a company in automotive financial services and loans service for small micro enterprises since July 2014. From December 2012 to June 2014, Mr. Kang served as the vice president of operation at Beijing Covigor Science and Technology Limited Company, a company in live platform business. From August 2011 to November 2012, Mr. Kang served as a city manager at Nuomi.com. Mr. Kang held a Bachelor degree in Vocal Music from Bohai University. Mr. Kang’s abundant internet auto financial platform operation experience, business aptitude and management ability qualified him as a director of the Company.

Mr. Long Yi was appointed as the Chief Financial Officer, Treasurer and Secretary of the Company on January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of the Company between August 21, 2014 and December 29, 2014. Prior to joining the Company , Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008.  He is a Certified Public Accountant in the State of Illinois.  Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Mr. Zhe Ding was appointed as the Company’s Chief Operating Officer on April 28, 2018. Mr. Zhe Ding was the co-founder and Chief Operation Officer of Zuhaoche, a web-based luxury car rental platform from December 2016 to March 2018. Mr. Zhe Ding has served as a sales manager at Zhejiang Lianhe Dazhong Automobile Internet Co. from June 2015 to November 2016. Mr. Zhe Ding graduated from Sichuan Agricultural University. Mr. Zhe Ding has rich experience in internet, media and automotive industries from his previous roles and maintained good relationships with China’s major suppliers of car accessories. Mr. Zhe Ding has a Bachelor’s degree in agriculture from Sichuan University.

Mr. Jin Ding was appointed as the Chief Product Officer of the Company on April 28, 2018. Mr. Jin Ding served as a product specialist of Alibaba Group, where he was in charge of UC Browser business unit from November 2015 to March 2018. Mr. Jin Ding had abundant experience in content output and platform building in the field of information service. Mr. Jin Ding’s rich internet product experience and management ability qualified him for his position as our Chief Product Officer of the Company.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)

Long Yi (1)	2017	-	-	-	-	-	-
(CFO)	2016	50,000	-	462,133	-	-	512,133

Chenguang Kang (2)	2017	-	-	-	-	-
(CEO)	2016	-	-	-	-	-	-

Mingjie Zhao (3)	2017	-	-	-	-	-	113,393
(Former CEO)	2016	50,000	-	-	-	-	50,000

(1)	Mr. Long Yi was appointed as the CFO of the Company on January 1, 2013. Mr. Yi was entitled to an annual base salary of $50,000 pursuant to the employment agreement he had with the Company.
(2)	Mr. Chenguang Kang was appointed as the CEO of the Company on March 19, 2018. Mr. Kang was entitled to an annual base salary of $50,000 pursuant to the employment agreement he had with the Company.
(3)	Mr. Mingjie Zhao was appointed as the CEO of the Company on June 21, 2016. Mr. Zhao was entitled to an annual base salary of $50,000 pursuant to the employment agreement he had with the company. Mr. Zhao resigned on March 19, 2018.

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2017

We currently have a 2014 equity incentive plan pursuant to which 1,500,000 shares were authorized. During the fiscal year ended December 31, 2017, an aggregate of 160,000 shares of common stock were granted to our officers and directors under the plan.

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Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

As of January 1, 2013, the Company entered into an employment agreement with our CFO, Mr. Long Yi, pursuant to which he shall receive an annual base salary of $50,000. Under his employment agreement, Mr. Yi is employed as our CFO for a term of two years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 3 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer's base salary.

On June 21, 2016, Mr. Jinggen Ling notified the Company of his resignation from the Board and as the Chief Executive Officer and President of the Company, effective immediately.

As of June 21, 2016, the Company entered into an employment agreement with Mr. Mingjie Zhao pursuant to which he shall be employed as the CEO of the Company and receive an annual base salary of $50,000. Under his employment agreement, Mr. Zhao is employed as our CEO for a term of five years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 12 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer's base salary.

As of February 20, 2018, the Company entered into an employment agreement with Alex Lau pursuant to which he shall be employed as the CTO of the Company and receive an annual base salary of 50,000 shares of common stock per year. Under his employment agreement, Mr. Lau is employed as our CTO for a term of three years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 12 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer’s base salary.

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As of February 22, 2018, the Company entered into an employment agreement with Chenguang Kang pursuant to which he shall be employed as the CEO and President of the Company and receive an annual base salary of $50,000 per year. Under his employment agreement, Mr. Kang is employed as our CEO and President for a term of two years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 12 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer’s base salary.

Each executive officer has agreed to hold, both during and after the termination of his employment agreement, in strict confidence and not to use, except as required in the performance of his or her duties in connection with the employment, any of our confidential information or proprietary information of any third party received by us and for which we have confidential obligations.

In addition, each executive officer has agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment and for one year following termination of the employment.

Section 16 Compliance

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors and greater than 10% stockholders were made.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by our officers, directors and 5% or greater beneficial owners of common stock. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Name and address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class Beneficially Owned
5% stockholders:
Shuxiang Zhang (2)	2,549,322	10.4%
Qun Ma (3)	1,764,915	7.2%
Directors and Executive Officers:
Mingjie Zhao (4)	30,000	*
Long Yi (5)	588,875	2.4%
Boling Liu	10,000	*
Teck Chuan Yeo	10,000	*
Weiliang Jie (6)	10,000	-
Zhe Ding	0	-
Jin Ding	0	-
All officers and directors as a group (5 persons)	648,875	2.6%

*	Less than 1%

(1)	Unless otherwise indicated the address of the beneficial owners are c/o 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing Province People’s Republic of China
(2	Mr. Shuxiang Zhang’s addres is Floor 7 Building D, No.28 Chengfu Road, Haidian District, Beijing, China.
(3)	Mr. Qun Ma’s business address is Rongshangju, No.2 West Wudaokou Road Zhongguancun, Haidian District, Beijing, China.
(4)	Mr. Zhao resigned as CEO and director of the Company on March 19, 2018
(5)	Mr. Long Yi’s business address is 11th Fl, Building 2, Plaza 66, 1266 West Nanjing Road, Jingan District, Shanghai 0086, China
(6)	Mr. Jie resigned as a director of the Company on February 9, 2018

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Certain Relationships and Related Transactions

Contractual Arrangements between WFOE and Pride Online

On February 19, 2014, entered into certain contractual arrangements with Mr. Huichun Qin, Pride Online, a domestic entity established on February 19, 2014 and 100% owned by Mr. Qin and. Pursuant to these contractual arrangements, WFOE shall have the power, rights and obligations equivalent in all material respects to those it would possess if it were the sole equity holder of Pride Online, including absolute control rights and the rights to the assets, property and revenue of Pride Online and the receipt of approximately 100% of the net income of Pride Online as a service fee to WFOE. Mr. Qin did not receive any consideration in exchange for his agreement to give up his control over Pride Online. The contractual arrangements between WFOE, Pride Online and its sole stockholder, Mr. Huichun Qin, had substantially the same terms as those between WFOE and Wujiang Luxiang. Effective May 11, 2015, these contractual arrangements were terminated.

During the year ended December 31, 2016, the Company made a loan of US$1,945,224 to Suzhou Rongshengda Investment Holding Co., Ltd., a company controlled by shareholders of Wujiang Luxiang. Due to the short-term borrowing, the Company did not charge any interest or fees. By December 31, 2017, the balance was collected.

During the year ended December 31, 2017, Wujiang Xiaocun Shengda Founding Investment Co., Ltd. paid operating expenses of $384,786 on behalf of the Company.

On December 4, 2017, the Company entered into two private placement agreement with Jie Yang and Long Yi to issue a total of 200,000 common shares, respectively, at a per share price of US$3.5, in the total amount of US$700,000, respectively. The total amount was advanced as of December 31, 2017.

As of December 31, 2017, the Company provided financial guarantee service for Chunjia Textile to guarantee loans of US$209,207. The Company accrued allowance of US$209,207 and charged off all allowances on the outstanding balance as of December 31, 2017.

Huichun Qin transferred $1,098,197 (equivalent of RMB 7 million) to his personal account without proper authorization on July 2, 2014. As of December 31, 2017, Huichun Qin has not repaid the balance. The amount was recorded as a deduction of the Company’s equity as of December 31, 2017 and 2016, respectively.

The balance due to Wujiang Xiaocun Shengda Founding Investment Co., Ltd. represented operating expenses paid by the related party on behalf of the Company. The balance was payable on demand and free of interest.

The balances due to Jie Yang and Leo Yi mainly represented the amount advanced from the management for purchase of shares and warrants in the private placements closed in 2018.

Share Purchase Agreement with Related Parties

On December 1, 2017, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Long Yi, the Chief Financial Officer of the Company and Yang Jie, a significant shareholder at that time and the then VP of Finance of the Company (the “Purchaser”) whereby the Company agreed to sell 200,000 shares of common stock (the “Shares”) at a purchase price of $3.50 per Share, for gross proceeds to the Company of approximately $700,000. In connection with the purchase of the Shares, the Purchaser will receive a warrant (the ’Warrants’) to purchase up to the number of shares of the Company’s common stock equal to 80,000 shares of common stock purchased by the Purchaser pursuant to the Purchase Agreement. The Warrants have an exercise price of $4.20 per share, become exercisable on the date of issuance and expire five years from the date of issuance. The offering closed on December 4, 2017.

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee consisting of independent directors, is charged with reviewing and approving all agreements and transactions with related parties.

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PROPOSAL NO. 2 — RATIFICTION OF SELECTION OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

We are asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

We have been advised by BDO that neither the firm nor any of its associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients.  Representatives of BDO are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions.  As a result, representatives of BDO will not make a statement at the Meeting.

Principal Accountant Fees and Services

Audit Fees. The aggregate fees billed or expected to be billed by BDO China Shu Lun Pan Certified Public Accountants LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ending December 31, 2018 totaled $220,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

All Other Fees.

None

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by BDO in 2018. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services.  One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of BDO to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of BDO as the independent registered public accountants of the Company.

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Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of BDO as independent registered public accountants as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB” ) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2018 for filing with the SEC.

Teck Chuan Yeo Boling Liu
Kecen Liu

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act” ), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL NO. 3 — RATIFICATION AND APPROVAL OF ISSUANCES PURSUANT TO THE SECURITIES PURCHASE AGREEMENTS

As disclosed in the Company’s Form 10-K filed on April 15, 2018, on April 11, 2018, the Company issued 649,350 shares of Common Stock in a private placement (“April Offering”) to two non-affiliated individual investors in China for a gross proceeds of approximately US$500,000 at a per share price of US$0.77 pursuant to certain Securities Purchase Agreement (the “April SPA”). The net proceeds of the sale of the shares were be used by the Company for working capital and general corporate purpose.

As disclosed in the Company’s Form 8-K filed on May 2, 2018 and May 30, 2018, the Company entered into certain securities purchase agreements (the “Three Million SPAs”) on April 28, 2018 with certain non-affiliated “non-U.S. Persons” as defined in Regulation S of the Securities Act pursuant to which the Company agreed to sell 1,994,314 shares of its common stock (“Common Stock”), par value $0.001 per share. These are part of a private placement offering (the “Three Million Offering”) of the Company’s Common Stock at a per share purchase price of $0.78 up to an aggregate gross proceeds of three million dollars ($3,000,000) to “non-U.S. Persons” as defined in Regulation S. This offering was on a rolling basis until June 30, 2018 unless the Company extended for an additional 30 days at its sole discretion. The net proceeds of the offering should be used by the Company in connection with the Company’s then planned operation (the “Planned Business”) of certain used luxurious car leasing or other related business as approved by the board of directors of the Company. The parties to the SPA have each made customary representations, warranties and covenants. The closing of the Three Million Offering was subject to certain customary conditions and the Company obtaining all required permit and licenses to carry out the Planned Business. The 1,994,314 shares had been issued.

As disclosed in the Company’s Form 8-K filed on May 30, 2018 and June 25, 2018, the Company entered into certain securities purchase agreements dated May 25, 2018 and June 19, 2018 (the “Two Million SPAs”) with certain non-affiliated “non-U.S. Persons” (the “Purchasers”) as defined in Regulation S of the Securities Act pursuant to which the Company agreed to sell an aggregate of 1,551,033 shares of its Common Stock, at a per share purchase price of $0.78. These are part of a private placement offering (the “Two Million Offering”) of its Common Stock at a per share purchase price of $0.78 up to an aggregate gross proceeds of two million dollars ($2,000,000) to “non-U.S. Persons” as defined in Regulation S. The Offering shall be on a rolling basis until June 30, 2018 unless the Company extends for an additional 30 days at its sole discretion. The net proceeds of the Two Million Offering shall be used by the Company in connection with the Company’s operation of certain used luxurious car leasing or other related business as approved by the board of directors of the Company. The parties to the Two Million SPAs have each made customary representations, warranties and covenants. The shares sold pursuant to the Two Million SPAs are subject to certain lock-up whereby the 40% of the share shall be subject to a six-month lock-up from the closing, 30% of the shares a nine-month lock-up from the closing and the last 30% of the shares a twelve-months lock-up from the closing. The 1,551,033 shares had been issued.

NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance (the “20% Threshold”). Since the issuance in the Three Million offering exceeded the 20% Threshold, such issuance requires stockholders approval. In addition, if the April Offering, the Three Million Offering and Two Million Offering are deemed as a series of private placements which shall be aggregated for purpose of NASDAQ Listing Rule 5635(d), the issuances would require stockholder approval.

The foregoing descriptions of the April SPA, Three Million SPAs and Two Million SPAs do not purport to be complete and are qualified in their entirety by reference to the full text of the transaction documents, copies of which are attached to this Proxy Statement as Annex A, Annex B and Annex C, respectively.

Why We Are Seeking Your Approval

We are seeking your approval of the issuances in the private placements to ensure our compliance with NASDAQ’s Listing Rules 5635. In the event we do not obtain stockholder approval of the issuances, we will unwind the issuances and return the funds to the investors in which case we may have to restrict or cease our operations.

Vote Required

Proposal No. 3 (shareholders ratification and approval of issuances in private placements) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification and approval of the issuance pursuant to the Securities Purchase Agreements as described in this proposal No. 3.

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PROPOSAL NO. 4 — THE REVERSE SPLIT

Our board of directors has adopted resolutions (i) declaring that filing an amendment to the Company’s Certificate of Incorporation to affect the Reverse Split of our issued and outstanding common stock was advisable, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of our common stock for their approval. The Reverse Split of our issued and outstanding common stock will be effected by a reverse split at a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split at any time prior to March 31, 2019, with the exact ratios to be set at a whole number within this range as determined by our board of directors in its sole discretion.

Procedure for Implementing the Reverse Stock Split

The Reverse Split, if approved by our stockholders, would become effective upon the filing (the “RS Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will affect the Reverse Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split. If a certificate of amendment effecting the Reverse Split has not been filed with the Secretary of State of the State of Delaware by the close of business on March 31, 2019, our board of directors will abandon the Reverse Split.

Effect of the Reverse Split on holders of the Company’s common stock

Depending on the ratio for the Reverse Split determined by our board of directors, a minimum of two and a maximum of ten shares of existing common stock will be combined into one new share of common stock. The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our board of directors.

The Reverse Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to affect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

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Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the RS Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the RS Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences of the Reverse Split

The following summary describes material U.S. federal income tax consequences of the Reverse Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

No Appraisal Rights

Under the DGCL and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

Vote Required

Proposal No. 4 (the ratification of the Reverse Split) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the Reverse Split.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of the Reverse Split as described in this Proposal No. 4.

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals for 2019 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China, Attention: Chief Executive Officer, no later than August 31, 2019.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2019 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to China Commercial Credit, Inc., 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China, Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies.  The transfer agent and registrar for our common stock, VStock Transfer, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2017.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

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Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: VStock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting VStock Transfer, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2017 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Long Yi, our Chief Financial Officer, at 415-2351 Zhen Building, Yong An Street, Taishitun Town, Miyun District, Beijing, People’s Republic of China, or by telephone on 86-010-5944 1080.

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Annex A

Form of April Securities Purchase Agreement in connection with the April Offering

SECURITIES PURCHASE AGREEMENT

证券购买协议

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of March 29, 2018 by and among China Commercial Credit, Inc., a Delaware corporation, (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

本证券购买协议(“本协议”或“协议”)于2018年[ ] 月[ ]日，由中国商务信贷股份有限公司,一家美国德拉瓦州注册公司（“公司”），和附录B下所列的且在此合同签名页上签署的个人（“购买人”）之间合意签订。

RECITALS

前言

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

鉴于，根据美国证监会在修订的1933年证券法（“证券法”）的基础上制定的规则S（“规则S”），和/或证券法条文4（2）下的豁免规定，公司和购买人在此签署和交换本协议；

WHEREAS, the Company is offering certain shares of its common stock, par value $0.001 per share, (the “Common Stock”) at price of $0.77 per share to the Purchaser;

鉴于，公司在此要向购买人出售其公司普通股股票，票面价值每股0.001美元（“普通股”），每股购买价格$0.77美元；

WHEREAS, the Company is offering up to 400,000 shares of Common Stock to the Purchasers listed in Exhibit B, who severally but not jointly enters into this Agreement and makes representations and warranties hereunder;

鉴于，公司向附录B下的购买人一共要约出售高达400,000股普通股，各购买人独立地而非联合地签署此合约，并作出合约下的各陈述和保证；

WHEREAS, the Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment;

鉴于，购买人是符合规则S下定义的“非美国主体”，购买上述股票仅为购买人的个人投资目的；

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

鉴于此，公司和购买人认同双方经仔细考虑和双方合意，在此就以下内容表示同意：

ARTICLE I

第一条

Purchase and Sale of the Shares

普通股的购买和销售

Section 1.1 Purchase Price and Closing.

第1.1节	购买价格和交割。

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase for $0.77 per Share, such number of shares of Common Stock (each a “Share” and collectively the “Shares”) for an aggregate price of listed on the signature page hereto (the “Purchase Price”).

在以下条款和前提下，公司同意向购买人发行并出售；根据本协议的说明、保证、约定和条款规定，购买人同意以美元$0.77每股的价格购买普通股（“股票”），购买股数及其总价列明在本协议附载的签字页中（“购买价格”）。

(b) Subject to all conditions to closing being satisfied or waived, the closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Hunter Taubman Fischer & Li LLC, the Company’s legal counsel, on the date of the occurrence of completion of and receipt by the Company of the Purchase Price (the “Closing Date”).

在交割的条件被满足或豁免的前提下，股票的买卖在公司收到购买价格时（“交割日”）在公司的律师翰博文律师事务所的办公室进行交割（“交割”）。

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a certificate for such number of Shares, and (ii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information contained in this Agreement or by check.

根据本协议的规定，在交割时公司应向购买人送达或使他人向购买人送达 (i) 写有购买人名字的普通股股权证书， (ii) 其他任何根据本条款应送达的文件。在交割时，购买人应根据交本协议的汇款信息向公司汇入其购买资金，或以支票的方式支付。

ARTICLE II

第二条

Representations and Warranties

保证和承诺

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (as hereinafter defined), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

第2.1节 公司和其子公司的陈述和保证。公司在此代表其本身以及其子公司，就以下事项（但与本小段标号相对应的披露中的事项除外）作出陈述和保证：

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

组织、合法持续性和权力。公司是在其管辖区内依法成立的，有效存续的经济实体，各自都有必需的公司权力来持有、出租和操作其财产和资产，并进行合法的商业运作。除非披露表2.1(a)有不同的规定，公司以及其每一个子公司在其每个有商业行为和资产的管辖区内有合法资格进行经营并有良好的经营持续性，除了一些管辖，如果公司不能在这些区域内有合法资格经营也不会对公司的产生重大不良影响。

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservator ship, receiver ship or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

公司权力；授权和执行。公司有必须的公司权力和授权来签订和履行本协议下的义务。公司有必须的权力和授权按照本协议的规定来发行和出售股票。公司对交易文件的签署、送达和履行和完成在此由所有必要的公司行为合法有效授权，不需要再由公司或董事会或股东会进一步的同意或授权。每一个交易文件在签署和送达时包括且应包括对于公司有效和有约束力的执行义务，除非适用的破产、解散、重组、延期偿付、清算、委托管理或其他有关的法律或其他衡平法原则会限制债权人的权利和补救。

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of March 27, 2018 is 20,013,415and, except as set forth in the on Schedule 2.1(c) hereto, is the authorized and issued and outstanding capital stock of the Company as at the date hereof.

股本。,2018年3月27日公司授权的股本和发行的流通的股票为20,013,415，除本协议批露表2.1(c)之外，都已合法授权和发行。所有发行的流通的普通股都已获合法有效授权。除非交易文件或披露表2.1(c)有其他规定：

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

不存在有优先配股权、转换权或其他权利的普通股；不存在流通的期权、认购权、承诺购买权、或转换成公司股本的任何股份的其他权利；

(ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

不存在公司为一方当事人或受其约束的合同、承诺、备忘录或安排，公司需要因此而发行额外股本股份或发行期权、证券或转换股而获得公司的股本股份；

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities;

公司没有在任何协议中同意对任何股权证券或债权证券给予登记注册权和反稀释权；

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

公司没有在任何协议中同意或承诺对公司股本的任何股份的投票权和股份转让进行限制；

(v) The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, except where non-compliance would not have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company’s Articles of Incorporation, as amended and in effect on the date hereof (the “Articles”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”). Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, this Agreement, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Shares, or its Common Stock.

公司在本次交易交割结算前发行的所有股本股票、可转证券、权益、期权的买卖都符合适用的联邦和州证券法的规定，除非这些违反不会对公司有重大不利影响。公司向购买人提供了真实的公司成立协议副本（“公司成立协议”）和公司章程副本（“公司章程”）。除了适用的联邦、州、当地、国外法律和规则，公司成立协议，本交易文件以及披露表2.1 (c)中的限制外，不存在任何书面或口头的合同、工具、协议、承诺、义务、计划或安排限制公司就其发行的普通股或优先股分配股息。

(d) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

股份的发行。本交易结算时应发行的普通股已经必要的公司行为授权。普通股在支付和发行时应符合本交易文件的要求，经必要的公司行为授权，有效发行和流通。

(e) Subsidiaries. As of the date of this Agreement, the Company does not have any subsidiary.

子公司。截止于本协议，公司没有子公司。

(f) Commission Documents, Financial Statements. Except as set forth in Schedule 2.1 (f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 10-Q and other material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser. At the time of the respective filings, the Form 10-K’s and the Form 10-Q’s complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Form 10-K’s or Form 10-Q’s contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

证监会文件、财务报表。根据修订后的1934年证券交易法（“交易法”）的要求，除了披露表2.1(f)中列明的项目，公司向证监会申报了所有的报告、批露表、表格、说明书和其他文件，包括根据交易法第13(a) 或15(d) 节申报的材料（所有上述申报材料在本协议中统称为“证监会文件”）。根据相关适用法的规定，公司没有向购买人批露任何应当首先向公众批露而未批露的内部信息，但不包括(i) 与本协议中的交易相关的信息，或(ii) 根据购买人签署的不公开或内部保密协议而批露的信息。在每一次申报时，表格10K和表格10Q都符合交易法的要求和证监会的规则以及其他联邦、州和当地的适用的法律、法规和规则。在每一次申报时，表格10K或表格10Q都没有对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证监会文件中包含的公司财务报表都符合当关的会计规则要求，证监会的相关公告规则和其他适用的法规和规则。这些财务报表都符合美国一般会计准则的要求，并在一定时期内保持数据一致（除非(i) 财务报表或记录中作不同的说明， 或(ii) 在未经审计的内部财务报表的情况下，报表可能不包含脚注或进行简化或为概要性报表），并真实反映该季度内的公司合并财务情况，经营状况和该季度结束时的现金流（但在未审计的财务报表的情况下，应以正常年度结束时的调整数据为准）。

(g) No Material Adverse Effect. As of December 31, 2017 till the date of this Agreement, the Company have not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its Subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

无重大负面影响。自从2017年12月31日至本协议签订之日截止，公司和子公司没有任何重大负面影响。出于本协议的目的，“重大负面影响”应指(i)任何公司以及在合并报表的情况下的子公司的经营、运作、财产或财务有任何重大负面影响的事件，和/或(ii)只要在任何条件、情况下会从任何重大方面阻止或重大干涉公司履行本协议下的任何重大承诺、协议和义务。

(h) No Undisclosed Liabilities. Other than as disclosed in the Company’s Commission Documents or on Schedule 2.1(h) to the knowledge of the Company, neither the Company, nor the Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s and the Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

无未披露的义务。除了公司的证监会文件和披露表2.1(h)所列的事项外，公司和其子公司没有任何未披露的义务、责任、诉讼或损失（不论是可清算的或不可清算的，有担保的或未担保的，全部的或计息的；附随的或其他），但公司和子公司在日常经营中产生的义务、责任、诉讼或损失，如果对于公司或子公司无重大负面影响，不应计入未披露的义务之内。

(i) No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company, the Subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

无未披露事件或情况。在公司知道的范围内，不存在根据适用的法律、规则或法规，应进行公共披露或公告而未披露公告的关于公司、子公司、其经营、财产、运作或财务的事件和情况。

(j) Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

资产所有权。除非不会对公司造成重大不利影响，公司和每个子公司对以下资产有合法有市场价值的所有权（i）所有计入财务报表的其所有和使用的资产和财产，(ii) 目前经营所必需的资产和财产，以及 (iii) 所有没有担保质权的计入财务报表的不动产和个人财产。

(k) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company which questions the validity of this Agreement or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except where the same would not have a Material Adverse Effect, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the Subsidiaries or any of their respective executive officers or directors in their capacities as such.

未决诉讼。在公司知道的范围内，不存在任何未决的和任何在其他程序中诉讼、索赔、调查、仲裁、争议，针对或涉及公司或任何中国经营实体，会质疑本协议或本交易或相关交易行为的有效性；除非不会对公司公司造成重大不利影响，也没有任何涉及公司、子公司、中国经营实体的各自的财产或资产的相关程序。在公司知道的范围内，不存在任何待执行的判决、判令、禁止令、法庭决定、仲裁决定或政府或监管主体对公司或其各自的行政管理人员或董事的行政令。

(l) Compliance with Law. The Company and the Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

符合法律规定。公司和子公司拥有其进行各自经营所必须的连锁权、许可权、证书、同意或其他政府或监管机构授权和同意，除非公司和子公司不可能合理预期到没有该连锁权、许可权、证书、同意或其他政府或监管机构授权和同意会对公司经营造成重大负面影响。

(m) No Violation. The business of the Company and the Subsidiaries is not being conducted in violation of any Federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing.)

无违法行为。公司和子公司的经营没有违反任何联邦、州、当地或外国政府的法律或规则、法律、政府实体的政令，除非公司或子公司不能合理预期到该违反会造成重大负面影响。根据联邦、州、当地或外国法、法规或规则的规定，公司不需获得任何同意、授权或命令，或向任何法庭或政府机构申报或注册来执行、送达或履行本交易文件下的义务，（不包括 (x) 已获得的任何同意、授权、或命令，(y) 已进行的申报或登记，或(z) 在交割结算后必须向证监会或州证券管理机构进行的任何申报。）

(n) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

无冲突。公司签署、送达和履行交易文件以及交易内容，没有也不会(i)违反公司的成立协议或章程的任何条款，(ii) 与公司为一方当事人或财产受约束的任何存在的和承诺的合同、保证、契约、债券、租赁合同、融资工具相冲突或会给予他人任何终止、修改、取消上述法律文件的权利，(iii) 在公司在一方当事人或财产受约束的任何协议或承诺中使公司本身或公司的任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担（统称“留置权”），或(iv) 违反任何公司或其任何子公司适用的或其任何资产、不动产受影响或约束的联邦、州、当地或外国法律、规则、法规、法令、判决或命令（包括联邦和州的证券法规）；但如果上述的冲突、终止、修改、取消、违反不会对公司产生重大负面影响，则不应包括在内。

(o) Certain Fees. Except as set forth on Schedule 2.1(o) hereto, no brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

特定费用。除了批露表2.1(o)外所列的项目，公司不需要根据本协议支付与本交易有关的中介费用、佣金费用或融资顾问费用或提成。

(p) Disclosure. Except as set forth in Schedule 2.1(p), neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or the Subsidiaries in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

批露。除了批露表2.1(p)规定之外，公司或其子公司向购买人提供的与本交易有关的本协议、批露表、或其他文件、证明或工具证书没有关于重大事实的不实陈述或遗漏重大事实，没有错误或误导性陈述。

(q) Intellectual Property. Each of the Company and the Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

知识产权。公司和每个子公司对其各自进行经营所必需的全部专利、商标、知名品牌（不论是否注册）和任何其他可以申请专利的技术创新或衍生著作权、网站或其他知识产权、服务标识、商号、著作权、执照和授权拥有所有权或合法使用权，且不与他人的权利相冲突，但不包括那些即使不拥有也不会对公司产生重大不利影响的知识产权。

(r) Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-Ks or the Form 10-Qs, the books and records of the Company and the Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the Subsidiaries. Except as disclosed in the Company’s Commission Documents or on Schedule 2.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

会计账目内部控制。除了在表格10K或表格10Q中作不同批露外，公司和子公司的会计账目准确体现了与公司和子公司经营有关的重大信息、资产的地点和保管、所有使公司和子公司承担义务或产生可记账收入的交易。除了在公司的证监会文件中或批露表2.1(r)中的披露外，公司和子公司保持一个内部会计控制系统，根据公司的判断，该系统充分的提供以下合理保证：(i) 交易经公司管理层一般或特别授权，(ii) 交易的记账符合一般会计准则的要求，且维持了资产的可记录性，(iii) 资产的使用只有经管理层的一般或特别授权，(iv) 对现有资产和可入账资产按合理的差距进行了比较且针对该差别采取了合理的行动。

(s) Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company and the Subsidiaries is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company were registering securities under the Securities Act has previously been publicly filed with the Commission in the Commission Documents. Each of the Company and the Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

重大合同。如果公司或其任何子公司之前曾根据证券法向证交会申报登记证券，在申报登记表S—1中附有或披露过公司作为一方当事人的书面或口头的合同、融资工具、协议、承诺、义务、计划或安排（统称“重大合同”），那么，公司或其子公司已经履行了生效合同下的义务，没有接到违约的通知，也没有会导致对公司经营有重大不利影响的重大违约行为。

(t) Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

与关联人的交易。除了财务报表或证监会文件中说明的之外，没有存在于以下主体之间的贷款、租赁、协议、合同、使用协议、管理合同或安排或其他进行中的交易(a)一方主体为公司，且(b)对方主体为公司的管理人员、员工、顾问或董事，公司的持股人，或者为他们的直接亲属成员，或者任何受管理人员、员工，顾问、董事或他们的直接亲属成员控制的公司或实体。

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

第2.2节 购买人的陈述和保证。各购买人，单独地而并非联合地，于此就以下事项作出仅与购买人自身相关的陈述和保证：

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

无冲突。购买人签署、送达和履行交易文件以及交易内容，没有也不会在购买人在一方当事人或财产受约束的任何协议或承诺中使购买人本身或其任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担，或者使购买人违反任何适用购买人或其财产的任何法律、规则、规定、命令或判决或判令，但不会对购买人产生重大负面影响，则不应包括在内。购买人购买普通股，签署、送达和履行本协议和其他交易文件不需要额外授权，但是在本句陈述的范围内，购买人依赖于公司相关陈述的准确性作出以上陈述。

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

购买人资格。购买人应为规则S定义下的 “非美国主体”。购买人作出附件A所列的非美国主体的额外陈述和保证。购买人不需要是证券交易法第15条下的注册的券商，并且也不是券商或券商的关联人。

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

依赖于豁免。购买人知道在此出售的证券是根据美国联邦和州证券法的登记注册要求的豁免出售的，公司依赖于购买人的声明、保证、同意、承认和认知的真实性和准确性，并对其的遵循，以决定这一豁免是否适用于购买人的购股行为。

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its Subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Shares involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

信息。购买人以及其顾问有机会向公司和子公司的管理层就公司的经营、财务和运作以及与此融资有关的信息提问。购买人或其顾问所作的调查或尽职调查没有改变公司在此作出的陈述和保证。购买人明白他的投资有风险，并确认他的投资是在其对投资进行独自评估的基础上作出的。

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

政府审批。购买人明白美国联邦或州政府或其他行政机构没有审批或推荐出售该证券。

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Shares may not be transferred unless (i) the Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Shares are sold pursuant to Rule 144, or (v) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

转让或再出售。购买人明白证券不得根据证券法或适用的州证券法转让或再出售，除非 (i) 证券是在证券法下根据有效的登记申请书出售；(ii)购买人向公司递交合格的法律意见书，说明证券出售可以适用证券法下的豁免；(iii)证券是出售或转让给“关联人”（关联人的定义见证券法下144规则 “144规则”），进行出售的购买人是合格投资人；或(v) 证券根据证券法下的规则S进行出售（“规则S”）。尽管有以上规定，证券可以质押或借贷。

(g)  Legends. The Purchaser understands that the Shares shall bear a restrictive legend in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Shares may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities).

限制交易说明。购买人明白股票带有此合同第5.1条下所列的交易限制。购买人明白，除非出售根据证券法进行登记，或可以适用144规则或规则S进行出售，股票应带有此限制交易说明。

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

购买人居住地和受管辖地列于本协议的签字页。

(i) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

无一般劝诱。购买人承认公司要约出售普通股没有采取一般或公众劝诱或一般广告或公众广告或销售讲座的方式，包括(i) 任何广告、文章、通知或其他通过报纸、杂志或其他类似媒体登出的信息，或者电视或无线电广播，或(ii)任何通过上述沟通方式邀请购买人参与的讲座或会议。

(j) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

规则144。购买人明白股票的持有的时长是不确定的，除非股票经登记注册或登记注册被豁免。购买人承认其熟知规则144和规则144A， 并被告知根据规则144和规则144A，股票只有在特定的情况下才被允许出售；并且在不能适用规则144和规则144A时，如果股票没有登记注册或豁免，就不能出售。

(j) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

融资代理。据投资人所知，公司不需要支付任何其他融资代理、金融顾问、发现者、券商、投资银行、银行或其他个人或主体任何与本交易有关的中介费、发理费或佣金。

(k) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for the its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

投资目的。购买人是符合规则S下定义的“非美国主体”，购买此合同下的股票仅出于其个人的投资目的，不是为了向其他人分销。

ARTICLE III

第三条

Covenants

约定

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

出于购买人和他们的受让人的利益考虑，公司同意以下条款：

Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

第3.1节 符合证券法的规定。公司应根据证券法的规定，向证监会通知申报交易文件，以及根据适用法律、法则和规则的要求，采取所有其他必需的行动和程序来有效合法的发行普通股。

Section 3.2 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.

第3.2节 保密信息。购买人同意其对于公司根据本协议和其他交易文件提供给购买人、购买人员工、代理事代理的财务报表、报告或其他材料中的内部信息会保密、不披露、不泄露或使用，除非该内部信息非因购买人的过错而为公众所知悉，但是购买人可以披露以下(i)向购买人的律师、会计和其他专业人士披露其向公司的投资；(ii) 只要未来的股票受让人受本协议第3.3条约束，可以向未来受让人披露；或(iii)向购买人的一般合伙人或关联人披露。

Section 3.3 Compliance with Laws. The Company shall comply to comply in all material respects, with all applicable laws, rules, regulations and orders, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

第3.3节 符合法律。公司应在重大方面，符合相关的法律、法规、规则和命令的规定, 除非不符合不会对公司造成重大不利影响。

Section 3.4 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

第3.4节 记录和会计账册。公司应保存充分的记录和会计账册，与一般会计准则的记录规则相符，反映公司的所有金融交易。

Section 3.5 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a specific written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company. At the time of the filing of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the Press Release. The Company shall not disclose the identity of any Purchaser in any filing with the SEC except as required by the rules and regulations of the SEC thereunder. In the event of a breach of the foregoing covenant by the Company, , or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, a Purchaser may notify the Company, and the Company shall make public disclosure of such material nonpublic information within two (2) trading days of such notification.

第3.5节 重大信息披露。公司承诺并同意，在公告之前或之后，除了与本交易有关的信息之外，公司或任何公司代表人没有向购买人或其代理或顾问披露任何重大内部信息，除非购买人在此之前签署了一份关于保密和使用该内部信息的特别书面协议。公司确认购买人会依赖上述承诺进行交易。在公告发表之明，购买人不应拥有任何从公司、管理人员、董事、员工、代理处获得的没有在公告中披露的重大内部信息。

Section 3.6 No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

第3.6节 无操纵价格。公司不会直接或间接采取任何行动，意图或导致，或构成或合理预期会构成对公司证券价格的稳定和操纵。

Section 3.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purpose.

第3.7节 资金使用用途。公司只能将本次股票发售所得款项用于公司运营资本和一般公司用途。

ARTICLE IV

第四条

CONDITIONS

条件

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

第4.1节 公司出售股票的义务的前提条件。在此协议下，公司仅在以下各条件在交割时或交割之前被满足或被放弃时，才承担发行并向购买人出售股票的义务。此等条件是基于公司的利益，公司可随时依据自己的决定选择放弃此等条件。

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

购买人的陈述与保证的准确性。此协议中购买人的陈述与保证以在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来衡量，但是若陈述和保证中明示说明了产生日期，则按照此日期来衡量。

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

购买人的履行。在交割时或交割之前，购买人应在各方面履行，达到并符合购买人应履行，达到或符合此协议所必需的要求，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company.

购买价格的告知。股票购买价格应已支付给公司。

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchaser to the Company.

合同的签署。购买人应签署此合同并递交至公司。

Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Shares offered in Offering is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

第4.2节 购买人购买股票的义务的前提条件。在此协议下，购买人仅在以下各个条件在交割时或交割之前被满足或被放弃时，才承担购买股票并支付的义务。此等条件是基于购买人的利益，并且购买人可随时自行决定选择放弃此等条件。

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

公司的陈述与保证的准确性。此协议中公司的陈述与保证在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来判定，但是若陈述和保证中明示说明了做出日期，则按照此日期来判定。

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

公司的履行。在交割时或交割之前，公司应在各方面履行，满足并符合所有公司履行，满足或符合此协议所必需的合意，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

无诉讼程序或诉讼。不得在任何仲裁员或任何政府机构提起任何诉讼，案件或诉讼程序；任何政府机构不得针对公司，或公司的任何管理人员，董事会成员或附属机构发起调查，试图限制，禁止或改变此协议所述的交易或要去与此类交易有关的损害赔偿。

(e) Certificates. The Company shall have executed and delivered to the Purchaser the certificates (in such denominations as such Purchaser shall request) for the Shares being acquired by such Purchaser immediately after the Closing (in such denominations as such Purchaser shall request) to such address set forth next to the Purchaser with respect to the Closing.

证书。公司应在交割后立即签署并向购买人送达由此购买人购买的股票证书，地址应为交割时购买人的地址。证书的种类/面值依购买人所要求。

(f) Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

决议。公司董事会应采纳与此协议中第2.1节(b)相一致的，在形式上可被此购买人合理的接受的决议（ “决议”）。

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

重大负面影响。在交割日或交割日之前不得产生重大负面影响。

ARTICLE V

第五条

Stock Certificate Legend

股权证书上的说明

Section 5.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

第5.1节 限制交易说明。证券的股权证书都应盖印或刻印有与下段文字基本相同的限制交易说明（此受限说明是对任何相关的州证券法或“蓝天”法下的限制交易说明的补充）：

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REDISTRICTIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT IS NOT REDISTRICTIRED. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

此证书代表的证券（“证券”）尚未依照1933年的证券法及其修改案（“证券法”）的要求登记。此证券根据证券法下的S规则发行而豁免登记。不得在美国境内出售，转让或进行其他处理，除非已依照证券法进行登记，或者公司已收到法律顾问出具的意见书，提出依照证券法的条款此证券的登记不是必须的。另外，除非符合证券法的要求，不允许对此证券进行对冲交易。

ARTICLE VI

第六条

Indemnification

补偿

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

第6.1节 常规补偿。公司同意补偿购买人（及其各自的董事会成员，高级职员，管理层人员，合伙人，成员，股东，附属机构，代理人，继承人和子实体）并保证其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失都由购买人承担的，因公司做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人同意分别但不连带的补偿公司及其董事会成员，附属机构，代理人，继承者和子实体，并使其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失是由公司承担的，因购买人做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人依此第6.1条中所述补偿而承担的最大的总责任不得超过此购买人所支付的购买价格。任何“受补偿方” （定义见下）不得享有因违反此协议而引起的间接损害赔偿或惩罚性损害赔偿。

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

第6.2节 补偿程序。任何依据此第六条有权享有补偿的当事方（“受补偿方”）应就任何因此补偿而引出的诉讼请求向补偿方发出书面通知；前提是，若受补偿方未能发出此通知，补偿方仍需承担其在此第六条下的补偿责任，除非此不作为会对补偿方产生不公正结果。在就此补偿而向受补偿方提出的任何诉讼，诉讼程序或诉讼请求中，补偿方应有权参与其中并与法律顾问一起提出受补偿方合理的觉得满意的抗辩，除非依据受补偿方的合理的判断，存在利益冲突，并且补偿方很可能在此诉讼，诉讼程序或诉讼请求中胜出。若补偿方告知受补偿方其将应诉，或在收到任何关于补偿的通知后的三十（30）天内未能书面通知受补偿方其将选择自费应诉，调解或折中方式（或在应诉后的任何时候停止抗辩），则受补偿方可自由选择应诉，调解或其它折中方法，或支付此诉讼或诉讼请求的费用。在任何情况下，除非补偿方书面选择并确已开始抗辩，因此抗辩，调节或折中方式而产生的受补偿方的费用和花销应为可依此条款补偿的款项。受补偿方应就此诉讼或诉讼请求的协商或抗辩与补偿方全力合作，并向补偿方提供受补偿方可合理获取的与此诉讼或诉讼请求相关的所有信息。补偿方应将抗辩或任何调解协商的进展情况及时 通知受补偿方。若补偿方选择应诉此诉讼或诉讼请求，则受补偿方应有权自费与法律顾问参与到此抗辩中。补偿方不因任何未获其书面同意便生效的调解而承担责任，但是，若已将调解告知补偿方，但补偿方未能在收到此通知的三十（30）天内回应，则补偿方应对此调解承担责任。除非与此第六条规定相冲突，若未得到受补偿方的事先书面同意，补偿方不得同意调解或采用折中方式或同意任何要求受补偿方承担任何将来义务的判决或者不包含要求起诉方或原告免除所有受补偿方与此诉讼请求相关的所有责任这一无条件条款的判决。只要受补偿方同意（此同意为不可撤回）若适格法律管辖区的法院最终判定此当事方无权获得补偿，受补偿方将退还此所有补偿，则在调查或抗辩过程中收到的账单的款项，或在此期间产生的花销，损失，损害赔偿或责任的补偿应分期支付。此补偿协议是以下权利的补充（a）受补偿方针对补偿方所享有的任何诉因，及（b）任何补偿方可能依法承担的责任。

ARTICLE VII

第七条

Miscellaneous

其他条款

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

第7.1节 费用和花销。除此协议所述，各当事方应自行支付其顾问，会计师和其他专家的费用和花销，以及所有其他与协商，准备，执行，送达和履行此协议有关的花销。

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

第7.2节 特别履行，同意接受司法管辖。

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

公司和购买人承认并同意一旦发生无法补救的损失，不得要求此协议的特别履行。双方也就此同意各方都有权要求强制令以阻止或消除此协议的违约情况，并要求执行此协议中的具体条款，此救济是对任何依据法律或衡平法可适用的救济的补充。

(b) Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Hunter Taubman Fischer & Li LLC, with offices at 1450 Broadway, 26th Floor, New York, NY 10018 as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

公司和购买人（i）就所有因此协议或其所述的交易而产生的诉讼或诉讼程序，接受位于纽约州南区的美国巡回法院以及位于纽约郡的纽约州法院的管辖，此接受不可撤回，并且（ii）放弃并同意不在任何诉讼或诉讼程序中提出任何关于不受此等法院属人管辖，或诉讼在不方便法院提起，或案件审判地不合适的诉讼请求。公司和购买人同意在此类诉讼中送达服务可通过使用挂号信或第二日送达服务（需有送达的证明）将依此协议所需的通知复印件送达至有效的地址，并同意此类送达是良好有效的法律文书送达和通知。第7.2节不得影响或限制任何其他法律允许的送达方式。各当事方就此放弃对个人送达法律文书的要求，同意以邮寄作为法律文书送达方式，并同意此类送达是良好有效的法律文书送达和通知。公司就此指定翰博文律师事务所（位于纽约州纽约市百老汇大街1450号26楼，邮编10018）为文书送达的代理人。此条款不得限制任何其他法律所允许的有关法律文书送达的权利。

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

第7.3节 合同的完整性；修正。此协议中包含了合同各方对此协议的相关事项的完整理解和合意，除非此协议中明确指明，公司或购买人没有对此协议中所述事项做出其他任何陈述，保证，协议或承诺；针对所述事项的所有先前的理解和合意都合并到此协议中，并被此协议所取代。若无公司和购买人的书面同意，此协议的任何条款不得被取消或修改。

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

第7.4节 通知。所有通知，要求，同意，请求，指示和其他因此协议需要或允许的交流或与此协议中的交易相关的交流应以书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），或（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证）。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7.4节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:

若至公司：

China Commercial Credit, Inc.

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

with copies (which shall not constitute notice) to:

同时复印件（不构成通知）寄至：

Hunter Taubman Fischer & Li LLC

1450 Broadway, 26th Floor

New York, NY 10018

If to Purchaser:

如至购买人：

The address listed on Exhibit B

在附件B中列明的地址

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

第7.5节 豁免。任何一方关于对某一条款，条件或要求违约的豁免不能视为未来或对其他条款，条件或要求的豁免。

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

第7.6节 编号。此协议中的编号（包括但不限于各节编号以及附表和清单中的编号）仅是出于引用方便的考虑，不影响此协议的释义，解释或理解。任何分性别或不分性别的指代都应包括所有性别的指代。任何单数名词包应包括其相对应的复数名词，反之亦然。

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

第7.7节 继承者和子实体。若未获得公司和购买人的事前书面同意，各当事方公司不得转让本协议；但是，依据联邦和州的证券法或交易文件所述，在未获得公司或其他购买人的事前书面同意下，但此购买人告知公司之后，购买人可向附属机构或在非公开交易中收购了其全部或基本全部股份或期权的第三方转让其全部或部分权利及义务；但是，此权利或义务的转让会影响此购买人在协议下的义务，此受转让者书面同意就被转让的证券以及接受此协议中适用于此购买人的条款的约束力。此协议的条款对允许的各继承者和子实体具有约束力。除在此协议中明示之外，此协议的条款，明示或暗含的，都不赋予除协议中的当事方及其各自的继承者和子实体任何权利，救济，义务或责任。

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

第7.8节 适用法律。此协议应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州实体法的冲突法。此协议不适用“对起草人不利”的原则。

Section 7.9 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

第7.9节 存续。公司和购买人的保证与陈述在此协议签署和送达后继续有效，有效期为交割日之后的三年。

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

第7.10节 副本。此协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

第7.11节 可分割性。此协议中的条款具有可分割性，若具有适格管辖权的法院判定此协议和交易文件中的任意条款无效，不合法或不可执行，其他条款的效力不受影响，并且在解释此有效条款时，应将无效的条款视为不存在，以便有效条款能在最大程度上被执行。

Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

第7.12节 个人名义。各购买人是以其个人名义签署此合同，而非与其他购买人为一个团体。各购买人，独立地而非联合地，作出此合约下包含的陈述和保证。

Section 7.13 Termination. This Agreement may be terminated prior to Closing by mutual written agreement of the Purchaser and the Company.

第7.13节 终止。此协议可在交割前由购买人和公司双方书面同意终止。

Section 7.14. Language. The Agreement is in both English and Chinese, which both have binding effects. If there is any conflict between the English and Chinese language, English language prevails.

第7.14节 语言。本协议含有英文和中文，英文和中文都有约束力。如两个语言版本有冲突，以英文版本为准。

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[余页故意留空；下页为签名页]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

在此各方确认和签署。

CHINA COMMERCIAL CREDIT, INC.

By:
Name: Long Yi Title: Chief Financial Officer 首席财务官

[Signature Page of the Company]

[公司的签字页]

Signature Page of the Purchaser

购买人签字页

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意协议的条款，并有效签署该协议。

The Purchaser:

购买人:

By: ___________________

签字
Name: ____________________

名称

Number of Shares Purchased （购买的普通股股数）: ___________________

Total Purchase Price（购买价格）: ($0.77 x 购买股数) $___________________

Address and Contacts of Purchaser

购买人的地址和联系方式

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

Telephone（电话）:

Fax（传真）:

Email（电子邮箱）:

EXHIBIT A TO

THE SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

非美国主体声明

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

购买者表明其不是美国人，分别地并非联合地，进一步向公司声明和保证如下：

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

在(a) 公司提出股票的要约时，及 (b) 此人或企业接受要约时，此人或企业在美国境外。

2.	Such person or entity is acquiring the Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

此人或企业购买股票是为其自身投资用途，而并非为了分发或销售给他人，且购买股票并非为了任何美国人的利益，或打算违反证券法的注册要求分发给任何美国人。

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

此人或企业购买和出售股票元会(x)根据规则S在美国境外进行；(y) 根据证券法下的登记注册书；或(z) 根据证券法可以适用豁免。特别是，从交割结算日开始后一年内（“分销特定期限”），此人或企业不得向任何美国个体出售或在美国境内出售，除非是根据证券法下的登记注册申请书或登记豁免进行出售。

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

此人或企业目前没有任何计划或准备在任何预定的期限内在美国境内或向美国人出售股票，也没有任何预定的安排出售股票或作为证券的分销商。

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

此人或企业，关联人或任何代表人，没有签订或有意图在分销特定期限内在美国签订或会签订关于股票的任何卖方期权、短线持有或任何类似的工具或持有。

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

此人或企业同意在任何股权证书或其他股票证明文件上根据第5.1条的格式印上限制交易。

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

此人或企业目前没有购买任何规避证券法登记条款的交易计划或设计中的股票。

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

此人或企业有充分的金融、证券、投资和其他商业知识和经验来保护本交易中自己的利益。

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

此人或企业在其认为必要的范围内就投资购买股票咨询了其税收、法律、会计和融资顾问。

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

此人或企业明白作此投资的各种风险并且有能力在不确定的时间内承担这些风险，包括但不限于，完全损失掉其在股票中的投资。

11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

此人或企业有途径获得公司向证监会申报的所有报表，而且在交易的过程中在其要求的前提下公司提供了其他公共信息，所有这些公共信息对于该人或企业评估投资风险是充分的。

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

此人或企业有机会就公司和投资股票发行的条件和规定提问和获得解答。

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

此人或企业没有依赖公司或任何管理人员、员工或代理在本协议之外所做的关于公司的任何陈述和保证。

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

此人或企业不会出售或转让股票，除非(A) 这些股票的转让已依据证券法登记注册或(B)可以适用登记注册豁免。

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

此人或企业在签字页提供的地址是其主要住所地（如其为个人）或主要营业地（如其为公司或其他实体）。

16.	Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并认同投资股票没有经任何联邦或州的证监会或监管机构推荐，以下机构也没有确认或决定过提供给此人或企业的公司的信息的准确性；与此相反的情况将构成刑事犯罪。

Exhibit B

附录B

List of Purchasers

购买人的名单

No. 编码	Shares 股数	Name 姓名	Address 地址
1
2
3
4
5
6
7

Total:

Annex B

Form of April Securities Purchase Agreement in connection with the Three Million Offering

FORM OF SECURITIES PURCHASE AGREEMENT

证券购买协议

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of [      ], 2018 by and among China Commercial Credit, Inc., a Delaware corporation, (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

本证券购买协议(“本协议”或“协议”)于2018 [ ] 月[ ]日，由中国商务信贷股份有限公司,一家美国特拉华州注册公司（“公司”），和附录B下所列的且在此合同签名页上签署的个人（“购买人”）之间合意签订。

RECITALS

前言

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

鉴于，根据美国证监会在修订的1933年证券法（“证券法”）的基础上制定的规则S（“规则S”），和/或证券法条文4（2）下的豁免规定，公司和购买人在此签署和交换本协议；

WHEREAS, the Company is offering certain shares of its common stock, par value $0.001 per share, (the “Common Stock”) at price of $0.78 per share to the Purchaser to be used in connection with the Company’s planned operation (“Planned Business”) of certain luxurious car leasing or other related business as approved by the board of directors of the Company;

鉴于，公司在此要向购买人出售其公司普通股股票，票面价值每股0.001美元（“普通股”），每股认购款0.78美元，资金用于豪车租赁或者其他公司董事会批准的相关业务(“计划业务”)；

WHEREAS, the Company is offering up to 3,846,153 shares (“Maximum Offering Amount”) of Common Stock to the Purchasers listed in Exhibit B, who severally but not jointly enters into this Agreement and makes representations and warranties hereunder;

鉴于，公司向附录B下的购买人一共要约出售高达 3,846,153股普通股(“最高发售额”)，各购买人独立地而非联合地签署此合约，并作出合约下的各陈述和保证；

WHEREAS, the Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment;

鉴于，购买人是符合规则S下定义的“非美国主体”，购买上述股票仅为购买人的个人投资目的；

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

鉴于此，公司和购买人认同双方经仔细考虑和双方合意，在此就以下内容表示同意：

ARTICLE I

第一条

Purchase and Sale of the Shares

普通股的购买和销售

Section 1.1 Purchase Price and Closing.

第1.1节	认购款和交割。

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase for $0.78 per Share, such number of shares of Common Stock (each a “Share” and collectively the “Shares”) for an aggregate price of listed on the signature page hereto (the “Purchase Price”).

在以下条款和前提下，公司同意向购买人发行并出售；根据本协议的说明、保证、约定和条款规定，购买人同意以美元$0.78每股的价格购买普通股（“股票”），购买股数及其总价列明在本协议附载的签字页中（“认购款”）。

(b) There is no minimum offering and as result the Company will be able to use such Purchaser’s Purchase Price immediately; no such funds will be returned, even if the Company does not complete the Maximum Offering Amount. The Securities Purchase Agreements received by the Company are irrevocable. The closing of the transactions contemplated hereby shall take place on a rolling close basis. The Company reserves the right, in its discretion, to reject any subscription, in whole or in part, for any reason or to waive conditions to the purchase of the Common Stock. The net proceeds of such Purchase Price will be returned to any Purchaser in the event that the Company does not accept the Purchaser’s purchase. The offering period and final closing date will be no later than 4:00 p.m. Beijing Time, on June 30, 2018 (unless otherwise extended for an additional 30 days at the Company's sole discretion) (“Final Closing Date”), or at such other location, date and time, as may be determined by the Company, or by facsimile or other electronic means (such closing being called the “Closing” and such date and time being called the “Closing Date”). The Purchaser shall not be entitled to notice if the Closing is extended for an additional 30 days.

本次发售没有最低发售额，因此公司可以立即使用购买人的认购款。即使公司不完成最高发售额，认购款也不会被退回。公司收到的证券购买协议不可撤回。本协议项下的交易会持续完成交割。公司有权自由决定，无论有否原因全部或部分拒绝任何认购，豁免认购的交割条件。如果公司没有接受购买人的认购，认购款的净收益款会被退还给认购人。发售期间的最终交割日不晚于北京时间2018年[ ]月[ ]日下午4点（除非公司自行决定延期30天）或其他公司决定的时间地点，以传真或其他电子形式进行交割（成为交割，该时间被称为交割日）。如果交割延期30日， 公司无需通知购买人。

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a certificate for such number of Shares, and (ii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information contained in this Agreement or by check.

根据本协议的规定，在交割时公司应向购买人送达或使他人向购买人送达 (i) 写有购买人名字的普通股股权证书， (ii) 其他任何根据本条款应送达的文件。在交割时，购买人应根据交本协议的汇款信息向公司汇入其购买资金，或以支票的方式支付。

ARTICLE II

第二条

Representations and Warranties

保证和承诺

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (as hereinafter defined), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

第2.1节 公司和其子公司的陈述和保证。公司在此代表其本身以及其子公司，就以下事项（但与本小段标号相对应的披露中的事项除外）作出陈述和保证：

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

组织、合法持续性和权力。公司是在其管辖区内依法成立的，有效存续的经济实体，各自都有必需的公司权力来持有、出租和操作其财产和资产，并进行合法的商业运作。除非披露表2.1(a)有不同的规定，公司以及其每一个子公司在其每个有商业行为和资产的管辖区内有合法资格进行经营并有良好的经营持续性，除了一些管辖，如果公司不能在这些区域内有合法资格经营也不会对公司的产生重大不良影响。

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservator ship, receiver ship or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

公司权力；授权和执行。公司有必须的公司权力和授权来签订和履行本协议下的义务。公司有必须的权力和授权按照本协议的规定来发行和出售股票。公司对交易文件的签署、送达和履行和完成在此由所有必要的公司行为合法有效授权，不需要再由公司或董事会或股东会进一步的同意或授权。每一个交易文件在签署和送达时包括且应包括对于公司有效和有约束力的执行义务，除非适用的破产、解散、重组、延期偿付、清算、委托管理或其他有关的法律或其他衡平法原则会限制债权人的权利和补救。

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of April 11, 2018 is set forth in the Company’s Form 10-K Annual Report for the year ended December 31, 2017 and, except as set forth in the on Schedule 2.1(c) hereto, is the authorized and issued and outstanding capital stock of the Company as at the date hereof.

股本。, 在公司2017年12月31日的财政年度报表10-K中披露公司授权的股本和发行的股票数目，除本协议批露表 2.1(c)之外，均为本协议签署日已合法授权和发行的股票数目。

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

不存在有优先配股权、转换权或其他权利的普通股；不存在流通的期权、认购权、承诺购买权、或转换成公司股本的任何股份的其他权利；

(ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

不存在公司为一方当事人或受其约束的合同、承诺、备忘录或安排，公司需要因此而发行额外股本股份或发行期权、证券或转换股而获得公司的股本股份；

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities;

公司没有在任何协议中同意对任何股权证券或债权证券给予登记注册权和反稀释权；

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

公司没有在任何协议中同意或承诺对公司股本的任何股份的投票权和股份转让进行限制；

(v) The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, except where non-compliance would not have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company’s Articles of Incorporation, as amended and in effect on the date hereof (the “Articles”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”). Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, this Agreement, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Shares, or its Common Stock.

公司在本次交易交割结算前发行的所有股本股票、可转证券、权益、期权的买卖都符合适用的联邦和州证券法的规定，除非这些违反不会对公司有重大不利影响。公司向购买人提供了真实的公司成立协议副本（“公司成立协议”）和公司章程副本（“公司章程”）。除了适用的联邦、州、当地、国外法律和规则，公司成立协议，本交易文件以及披露表2.1 (c)中的限制外，不存在任何书面或口头的合同、工具、协议、承诺、义务、计划或安排限制公司就其发行的普通股或优先股分配股息。

(d) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

股份的发行。本交易结算时应发行的普通股已经必要的公司行为授权。普通股在支付和发行时应符合本交易文件的要求，经必要的公司行为授权，有效发行和流通。

(e) Reserved.

(f) Commission Documents, Financial Statements. Except as set forth in Schedule 2.1 (f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 10-Q and other material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser. At the time of the respective filings, the Form 10-K’s and the Form 10-Q’s complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Form 10-K’s or Form 10-Q’s contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

证监会文件、财务报表。根据修订后的1934年证券交易法（“交易法”）的要求，除了披露表2.1(f)中列明的项目，公司向证监会申报了所有的报告、批露表、表格、说明书和其他文件，包括根据交易法第13(a) 或15(d) 节申报的材料（所有上述申报材料在本协议中统称为“证监会文件”）。根据相关适用法的规定，公司没有向购买人批露任何应当首先向公众批露而未批露的内部信息，但不包括(i) 与本协议中的交易相关的信息，或(ii) 根据购买人签署的不公开或内部保密协议而批露的信息。在每一次申报时，表格10K和表格10Q都符合交易法的要求和证监会的规则以及其他联邦、州和当地的适用的法律、法规和规则。在每一次申报时，表格10K或表格10Q都没有对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证监会文件中包含的公司财务报表都符合当关的会计规则要求，证监会的相关公告规则和其他适用的法规和规则。这些财务报表都符合美国一般会计准则的要求，并在一定时期内保持数据一致（除非(i) 财务报表或记录中作不同的说明， 或(ii) 在未经审计的内部财务报表的情况下，报表可能不包含脚注或进行简化或为概要性报表），并真实反映该季度内的公司合并财务情况，经营状况和该季度结束时的现金流（但在未审计的财务报表的情况下，应以正常年度结束时的调整数据为准）。

(g) No Material Adverse Effect. As of December 31, 2017 till the date of this Agreement, the Company have not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its Subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

无重大负面影响。自从2017年12月31日至本协议签订之日截止，公司和子公司没有任何重大负面影响。出于本协议的目的，“重大负面影响”应指(i)任何公司以及在合并报表的情况下的子公司的经营、运作、财产或财务有任何重大负面影响的事件，和/或(ii)只要在任何条件、情况下会从任何重大方面阻止或重大干涉公司履行本协议下的任何重大承诺、协议和义务。

(h) No Undisclosed Liabilities. Other than as disclosed in the Company’s Commission Documents or on Schedule 2.1(h) to the knowledge of the Company, neither the Company, nor the Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s and the Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

无未披露的义务。除了公司的证监会文件和披露表2.1(h)所列的事项外，公司和其子公司没有任何未披露的义务、责任、诉讼或损失（不论是可清算的或不可清算的，有担保的或未担保的，全部的或计息的；附随的或其他），但公司和子公司在日常经营中产生的义务、责任、诉讼或损失，如果对于公司或子公司无重大负面影响，不应计入未披露的义务之内。

(i) No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company, the Subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

无未披露事件或情况。在公司知道的范围内，不存在根据适用的法律、规则或法规，应进行公共披露或公告而未披露公告的关于公司、子公司、其经营、财产、运作或财务的事件和情况。

(j) Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

资产所有权。除非不会对公司造成重大不利影响，公司和每个子公司对以下资产有合法有市场价值的所有权（i）所有计入财务报表的其所有和使用的资产和财产，(ii) 目前经营所必需的资产和财产，以及 (iii) 所有没有担保质权的计入财务报表的不动产和个人财产。

(k) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company which questions the validity of this Agreement or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except where the same would not have a Material Adverse Effect, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the Subsidiaries or any of their respective executive officers or directors in their capacities as such.

未决诉讼。在公司知道的范围内，不存在任何未决的和任何在其他程序中诉讼、索赔、调查、仲裁、争议，针对或涉及公司或任何中国经营实体，会质疑本协议或本交易或相关交易行为的有效性；除非不会对公司公司造成重大不利影响，也没有任何涉及公司、子公司、中国经营实体的各自的财产或资产的相关程序。在公司知道的范围内，不存在任何待执行的判决、判令、禁止令、法庭决定、仲裁决定或政府或监管主体对公司或其各自的行政管理人员或董事的行政令。

(l) Compliance with Law. The Company and the Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

符合法律规定。公司和子公司拥有其进行各自经营所必须的连锁权、许可权、证书、同意或其他政府或监管机构授权和同意，除非公司和子公司不可能合理预期到没有该连锁权、许可权、证书、同意或其他政府或监管机构授权和同意会对公司经营造成重大负面影响。

(m) No Violation. The business of the Company and the Subsidiaries is not being conducted in violation of any Federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing.)

无违法行为。公司和子公司的经营没有违反任何联邦、州、当地或外国政府的法律或规则、法律、政府实体的政令，除非公司或子公司不能合理预期到该违反会造成重大负面影响。根据联邦、州、当地或外国法、法规或规则的规定，公司不需获得任何同意、授权或命令，或向任何法庭或政府机构申报或注册来执行、送达或履行本交易文件下的义务，（不包括 (x) 已获得的任何同意、授权、或命令，(y) 已进行的申报或登记，或(z) 在交割结算后必须向证监会或州证券管理机构进行的任何申报。）

(n) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

无冲突。公司签署、送达和履行交易文件以及交易内容，没有也不会(i)违反公司的成立协议或章程的任何条款，(ii) 与公司为一方当事人或财产受约束的任何存在的和承诺的合同、保证、契约、债券、租赁合同、融资工具相冲突或会给予他人任何终止、修改、取消上述法律文件的权利，(iii) 在公司在一方当事人或财产受约束的任何协议或承诺中使公司本身或公司的任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担（统称“留置权”），或(iv) 违反任何公司或其任何子公司适用的或其任何资产、不动产受影响或约束的联邦、州、当地或外国法律、规则、法规、法令、判决或命令（包括联邦和州的证券法规）；但如果上述的冲突、终止、修改、取消、违反不会对公司产生重大负面影响，则不应包括在内。

(o) Certain Fees. No brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

特定费用。公司不需要根据本协议支付与本交易有关的中介费用、佣金费用或融资顾问费用或提成。

(p) Disclosure. Neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or the Subsidiaries in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

批露。公司或其子公司向购买人提供的与本交易有关的本协议、批露表、或其他文件、证明或工具证书没有关于重大事实的不实陈述或遗漏重大事实，没有错误或误导性陈述。

(q) Intellectual Property. Each of the Company and the Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

知识产权。公司和每个子公司对其各自进行经营所必需的全部专利、商标、知名品牌（不论是否注册）和任何其他可以申请专利的技术创新或衍生著作权、网站或其他知识产权、服务标识、商号、著作权、执照和授权拥有所有权或合法使用权，且不与他人的权利相冲突，但不包括那些即使不拥有也不会对公司产生重大不利影响的知识产权。

(r) Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-Ks or the Form 10-Qs, the books and records of the Company and the Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the Subsidiaries. Except as disclosed in the Company’s Commission Documents or on Schedule 2.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

会计账目内部控制。除了在表格10K或表格10Q中作不同批露外，公司和子公司的会计账目准确体现了与公司和子公司经营有关的重大信息、资产的地点和保管、所有使公司和子公司承担义务或产生可记账收入的交易。除了在公司的证监会文件中或批露表2.1(r)中的披露外，公司和子公司保持一个内部会计控制系统，根据公司的判断，该系统充分的提供以下合理保证：(i) 交易经公司管理层一般或特别授权，(ii) 交易的记账符合一般会计准则的要求，且维持了资产的可记录性，(iii) 资产的使用只有经管理层的一般或特别授权，(iv) 对现有资产和可入账资产按合理的差距进行了比较且针对该差别采取了合理的行动。

(s) Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company and the Subsidiaries is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company were registering securities under the Securities Act has previously been publicly filed with the Commission in the Commission Documents. Each of the Company and the Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

重大合同。如果公司或其任何子公司之前曾根据证券法向证交会申报登记证券，在申报登记表S—1中附有或披露过公司作为一方当事人的书面或口头的合同、融资工具、协议、承诺、义务、计划或安排（统称“重大合同”），那么，公司或其子公司已经履行了生效合同下的义务，没有接到违约的通知，也没有会导致对公司经营有重大不利影响的重大违约行为。

(t) Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

与关联人的交易。除了财务报表或证监会文件中说明的之外，没有存在于以下主体之间的贷款、租赁、协议、合同、使用协议、管理合同或安排或其他进行中的交易(a)一方主体为公司，且(b)对方主体为公司的管理人员、员工、顾问或董事，公司的持股人，或者为他们的直接亲属成员，或者任何受管理人员、员工，顾问、董事或他们的直接亲属成员控制的公司或实体。

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

第2.2节 购买人的陈述和保证。各购买人，单独地而并非联合地，于此就以下事项作出仅与购买人自身相关的陈述和保证：

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

无冲突。购买人签署、送达和履行交易文件以及交易内容，没有也不会在购买人在一方当事人或财产受约束的任何协议或承诺中使购买人本身或其任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担，或者使购买人违反任何适用购买人或其财产的任何法律、规则、规定、命令或判决或判令，但不会对购买人产生重大负面影响，则不应包括在内。购买人购买普通股，签署、送达和履行本协议和其他交易文件不需要额外授权，但是在本句陈述的范围内，购买人依赖于公司相关陈述的准确性作出以上陈述。

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

购买人资格。购买人应为规则S定义下的 “非美国主体”。购买人作出附件A所列的非美国主体的额外陈述和保证。购买人不需要是证券交易法第15条下的注册的券商，并且也不是券商或券商的关联人。

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

依赖于豁免。购买人知道在此出售的证券是根据美国联邦和州证券法的登记注册要求的豁免出售的，公司依赖于购买人的声明、保证、同意、承认和认知的真实性和准确性，并对其的遵循，以决定这一豁免是否适用于购买人的购股行为。

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its Subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Shares involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

信息。购买人以及其顾问有机会向公司和子公司的管理层就公司的经营、财务和运作以及与此融资有关的信息提问。购买人或其顾问所作的调查或尽职调查没有改变公司在此作出的陈述和保证。购买人明白他的投资有风险，并确认他的投资是在其对投资进行独自评估的基础上作出的。

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

政府审批。购买人明白美国联邦或州政府或其他行政机构没有审批或推荐出售该证券。

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Shares may not be transferred unless (i) the Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Shares are sold pursuant to Rule 144, or (v) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

转让或再出售。购买人明白证券不得根据证券法或适用的州证券法转让或再出售，除非 (i) 证券是在证券法下根据有效的登记申请书出售；(ii)购买人向公司递交合格的法律意见书，说明证券出售可以适用证券法下的豁免；(iii)证券是出售或转让给“关联人”（关联人的定义见证券法下144规则 “144规则”），进行出售的购买人是合格投资人；或(v) 证券根据证券法下的规则S进行出售（“规则S”）。尽管有以上规定，证券可以质押或借贷。

(g)  Legends. The Purchaser understands that the Shares shall bear a restrictive legend in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Shares may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities).

限制交易说明。购买人明白股票带有此合同第5.1条下所列的交易限制。购买人明白，除非出售根据证券法进行登记，或可以适用144规则或规则S进行出售，股票应带有此限制交易说明。

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

购买人居住地和受管辖地列于本协议的签字页。

(i) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

无一般劝诱。购买人承认公司要约出售普通股没有采取一般或公众劝诱或一般广告或公众广告或销售讲座的方式，包括(i) 任何广告、文章、通知或其他通过报纸、杂志或其他类似媒体登出的信息，或者电视或无线电广播，或(ii)任何通过上述沟通方式邀请购买人参与的讲座或会议。

(j) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

规则144。购买人明白股票的持有的时长是不确定的，除非股票经登记注册或登记注册被豁免。购买人承认其熟知规则144和规则144A， 并被告知根据规则144和规则144A，股票只有在特定的情况下才被允许出售；并且在不能适用规则144和规则144A时，如果股票没有登记注册或豁免，就不能出售。

(j) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

融资代理。据投资人所知，公司不需要支付任何其他融资代理、金融顾问、发现者、券商、投资银行、银行或其他个人或主体任何与本交易有关的中介费、发理费或佣金。

(k) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for the its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

投资目的。购买人是符合规则S下定义的“非美国主体”，购买此合同下的股票仅出于其个人的投资目的，不是为了向其他人分销。

ARTICLE III

第三条

Covenants

约定

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

出于购买人和他们的受让人的利益考虑，公司同意以下条款：

Section 3.1 Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

第3.1节 符合证券法的规定。公司应根据证券法的规定，向证监会通知申报交易文件，以及根据适用法律、法则和规则的要求，采取所有其他必需的行动和程序来有效合法的发行普通股。

Section 3.2 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.

第3.2节 保密信息。购买人同意其对于公司根据本协议和其他交易文件提供给购买人、购买人员工、代理事代理的财务报表、报告或其他材料中的内部信息会保密、不披露、不泄露或使用，除非该内部信息非因购买人的过错而为公众所知悉，但是购买人可以披露以下(i)向购买人的律师、会计和其他专业人士披露其向公司的投资；(ii) 只要未来的股票受让人受本协议第3.3条约束，可以向未来受让人披露；或(iii)向购买人的一般合伙人或关联人披露。

Section 3.3 Compliance with Laws. The Company shall comply to comply in all material respects, with all applicable laws, rules, regulations and orders,except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

第3.3节 符合法律。公司应在重大方面，符合相关的法律、法规、规则和命令的规定, 除非不符合不会对公司造成重大不利影响。

Section 3.4 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

第3.4节 记录和会计账册。公司应保存充分的记录和会计账册，与一般会计准则的记录规则相符，反映公司的所有金融交易。

Section 3.5 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a specific written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company. At the time of the filing of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the Press Release. The Company shall not disclose the identity of any Purchaser in any filing with the SEC except as required by the rules and regulations of the SEC thereunder. In the event of a breach of the foregoing covenant by the Company, , or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, a Purchaser may notify the Company, and the Company shall make public disclosure of such material nonpublic information within two (2) trading days of such notification.

第3.5节 重大信息披露。公司承诺并同意，在公告之前或之后，除了与本交易有关的信息之外，公司或任何公司代表人没有向购买人或其代理或顾问披露任何重大内部信息，除非购买人在此之前签署了一份关于保密和使用该内部信息的特别书面协议。公司确认购买人会依赖上述承诺进行交易。在公告发表之明，购买人不应拥有任何从公司、管理人员、董事、员工、代理处获得的没有在公告中披露的重大内部信息。

Section 3.6 No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

第3.6节 无操纵价格。公司不会直接或间接采取任何行动，意图或导致，或构成或合理预期会构成对公司证券价格的稳定和操纵。

ARTICLE IV

第四条

CONDITIONS

条件

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

第4.1节 公司出售股票的义务的前提条件。在此协议下，公司仅在以下各条件在交割时或交割之前被满足或被放弃时，才承担发行并向购买人出售股票的义务。此等条件是基于公司的利益，公司可随时依据自己的决定选择放弃此等条件。

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

购买人的陈述与保证的准确性。此协议中购买人的陈述与保证以在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来衡量，但是若陈述和保证中明示说明了产生日期，则按照此日期来衡量。

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

购买人的履行。在交割时或交割之前，购买人应在各方面履行，达到并符合购买人应履行，达到或符合此协议所必需的要求，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company.

认购款的告知。股票认购款应已支付给公司。

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchaser to the Company.

合同的签署。购买人应签署此合同并递交至公司。

Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Shares offered in Offering is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

第4.2节 购买人购买股票的义务的前提条件。在此协议下，购买人仅在以下各个条件在交割时或交割之前被满足或被放弃时，才承担购买股票并支付的义务。此等条件是基于购买人的利益，并且购买人可随时自行决定选择放弃此等条件。

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

公司的陈述与保证的准确性。此协议中公司的陈述与保证在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来判定，但是若陈述和保证中明示说明了做出日期，则按照此日期来判定。

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

公司的履行。在交割时或交割之前，公司应在各方面履行，满足并符合所有公司履行，满足或符合此协议所必需的合意，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

无诉讼程序或诉讼。不得在任何仲裁员或任何政府机构提起任何诉讼，案件或诉讼程序；任何政府机构不得针对公司，或公司的任何管理人员，董事会成员或附属机构发起调查，试图限制，禁止或改变此协议所述的交易或要去与此类交易有关的损害赔偿。

(e) Certificates. The Company shall have executed and delivered to the Purchaser the certificates (in such denominations as such Purchaser shall request) for the Shares being acquired by such Purchaser immediately after the Closing (in such denominations as such Purchaser shall request) to such address set forth next to the Purchaser with respect to the Closing.

证书。公司应在交割后立即签署并向购买人送达由此购买人购买的股票证书，地址应为交割时购买人的地址。证书的种类/面值依购买人所要求。

(f) Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

决议。公司董事会应采纳与此协议中第2.1节(b)相一致的，在形式上可被此购买人合理的接受的决议（“决议”）。

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

重大负面影响。在交割日或交割日之前不得产生重大负面影响。

(h) Planned Business. The Company shall have obtained all required permit and licenses to carry out the Planned Business.

计划业务.公司应当已经取得所有运营计划业务所需的许可和执照。

ARTICLE V

第五条

Stock Certificate Legend

股权证书上的标识

Section 5.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

第5.1节 限制型股票标识。证券的股权证书都应盖印或刻印有与下段文字基本相同的限制交易说明（此受限说明是对任何相关的州证券法或“蓝天”法下的限制交易标识的补充）：

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REDISTRICTIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT IS NOT REDISTRICTIRED. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

此证书代表的证券（“证券”）尚未依照1933年的证券法及其修改案（“证券法”）的要求登记。此证券根据证券法下的S规则发行而豁免登记。不得在美国境内出售，转让或进行其他处理，除非已依照证券法进行登记，或者公司已收到法律顾问出具的意见书，提出依照证券法的条款此证券的登记不是必须的。另外，除非符合证券法的要求，不允许对此证券进行对冲交易。

ARTICLE VI

第六条

Indemnification

补偿

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

第6.1节 常规补偿。公司同意补偿购买人（及其各自的董事会成员，高级职员，管理层人员，合伙人，成员，股东，附属机构，代理人，继承人和子实体）并保证其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失都由购买人承担的，因公司做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人同意分别但不连带的补偿公司及其董事会成员，附属机构，代理人，继承者和子实体，并使其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失是由公司承担的，因购买人做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人依此第6.1条中所述补偿而承担的最大的总责任不得超过此购买人所支付的认购款。任何“受补偿方” （定义见下）不得享有因违反此协议而引起的间接损害赔偿或惩罚性损害赔偿。

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

第6.2节 补偿程序。任何依据此第六条有权享有补偿的当事方（“受补偿方”）应就任何因此补偿而引出的诉讼请求向补偿方发出书面通知；前提是，若受补偿方未能发出此通知，补偿方仍需承担其在此第六条下的补偿责任，除非此不作为会对补偿方产生不公正结果。在就此补偿而向受补偿方提出的任何诉讼，诉讼程序或诉讼请求中，补偿方应有权参与其中并与法律顾问一起提出受补偿方合理的觉得满意的抗辩，除非依据受补偿方的合理的判断，存在利益冲突，并且补偿方很可能在此诉讼，诉讼程序或诉讼请求中胜出。若补偿方告知受补偿方其将应诉，或在收到任何关于补偿的通知后的三十（30）天内未能书面通知受补偿方其将选择自费应诉，调解或折中方式（或在应诉后的任何时候停止抗辩），则受补偿方可自由选择应诉，调解或其它折中方法，或支付此诉讼或诉讼请求的费用。在任何情况下，除非补偿方书面选择并确已开始抗辩，因此抗辩，调节或折中方式而产生的受补偿方的费用和花销应为可依此条款补偿的款项。受补偿方应就此诉讼或诉讼请求的协商或抗辩与补偿方全力合作，并向补偿方提供受补偿方可合理获取的与此诉讼或诉讼请求相关的所有信息。补偿方应将抗辩或任何调解协商的进展情况及时 通知受补偿方。若补偿方选择应诉此诉讼或诉讼请求，则受补偿方应有权自费与法律顾问参与到此抗辩中。补偿方不因任何未获其书面同意便生效的调解而承担责任，但是，若已将调解告知补偿方，但补偿方未能在收到此通知的三十（30）天内回应，则补偿方应对此调解承担责任。除非与此第六条规定相冲突，若未得到受补偿方的事先书面同意，补偿方不得同意调解或采用折中方式或同意任何要求受补偿方承担任何将来义务的判决或者不包含要求起诉方或原告免除所有受补偿方与此诉讼请求相关的所有责任这一无条件条款的判决。只要受补偿方同意（此同意为不可撤回）若适格法律管辖区的法院最终判定此当事方无权获得补偿，受补偿方将退还此所有补偿，则在调查或抗辩过程中收到的账单的款项，或在此期间产生的花销，损失，损害赔偿或责任的补偿应分期支付。此补偿协议是以下权利的补充（a）受补偿方针对补偿方所享有的任何诉因，及（b）任何补偿方可能依法承担的责任。

ARTICLE VII

第七条

Miscellaneous

其他条款

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

第7.1节 费用和花销。除此协议所述，各当事方应自行支付其顾问，会计师和其他专家的费用和花销，以及所有其他与协商，准备，执行，送达和履行此协议有关的花销。

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

第7.2节 特别履行，同意接受司法管辖。

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

公司和购买人承认并同意一旦发生无法补救的损失，不得要求此协议的特别履行。双方也就此同意各方都有权要求强制令以阻止或消除此协议的违约情况，并要求执行此协议中的具体条款，此救济是对任何依据法律或衡平法可适用的救济的补充。

(b) Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Hunter Taubman Fischer & Li LLC, with offices at 1450 Broadway, 26th Floor, New York, NY 10018 as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

公司和购买人（i）就所有因此协议或其所述的交易而产生的诉讼或诉讼程序，接受位于纽约州南区的美国巡回法院以及位于纽约郡的纽约州法院的管辖，此接受不可撤回，并且（ii）放弃并同意不在任何诉讼或诉讼程序中提出任何关于不受此等法院属人管辖，或诉讼在不方便法院提起，或案件审判地不合适的诉讼请求。公司和购买人同意在此类诉讼中送达服务可通过使用挂号信或第二日送达服务（需有送达的证明）将依此协议所需的通知复印件送达至有效的地址，并同意此类送达是良好有效的法律文书送达和通知。第7.2节不得影响或限制任何其他法律允许的送达方式。各当事方就此放弃对个人送达法律文书的要求，同意以邮寄作为法律文书送达方式，并同意此类送达是良好有效的法律文书送达和通知。公司就此指定翰博文律师事务所（位于纽约州纽约市百老汇大街1450号26楼，邮编10018）为文书送达的代理人。此条款不得限制任何其他法律所允许的有关法律文书送达的权利。

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

第7.3节 合同的完整性；修正。此协议中包含了合同各方对此协议的相关事项的完整理解和合意，除非此协议中明确指明，公司或购买人没有对此协议中所述事项做出其他任何陈述，保证，协议或承诺；针对所述事项的所有先前的理解和合意都合并到此协议中，并被此协议所取代。若无公司和购买人的书面同意，此协议的任何条款不得被取消或修改。

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

第7.4节 通知。所有通知，要求，同意，请求，指示和其他因此协议需要或允许的交流或与此协议中的交易相关的交流应以书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），或（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证）。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7.4节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:

若至公司：

China Commercial Credit, Inc.

415-2351 Zhen Building, Yong An Street,

Taishitun Town, Miyun District, Beijing

Province People’s Republic of China

with copies (which shall not constitute notice) to:

同时复印件（不构成通知）寄至：

Hunter Taubman Fischer & Li LLC

1450 Broadway, 26th Floor

New York, NY 10018

If to Purchaser:

如至购买人：

The address listed on Exhibit B

在附件B中列明的地址

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

第7.5节 豁免。任何一方关于对某一条款，条件或要求违约的豁免不能视为未来或对其他条款，条件或要求的豁免。

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

第7.6节 编号。此协议中的编号（包括但不限于各节编号以及附表和清单中的编号）仅是出于引用方便的考虑，不影响此协议的释义，解释或理解。任何分性别或不分性别的指代都应包括所有性别的指代。任何单数名词包应包括其相对应的复数名词，反之亦然。

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

第7.7节 继承者和子实体。若未获得公司和购买人的事前书面同意，各当事方公司不得转让本协议；但是，依据联邦和州的证券法或交易文件所述，在未获得公司或其他购买人的事前书面同意下，但此购买人告知公司之后，购买人可向附属机构或在非公开交易中收购了其全部或基本全部股份或期权的第三方转让其全部或部分权利及义务；但是，此权利或义务的转让会影响此购买人在协议下的义务，此受转让者书面同意就被转让的证券以及接受此协议中适用于此购买人的条款的约束力。此协议的条款对允许的各继承者和子实体具有约束力。除在此协议中明示之外，此协议的条款，明示或暗含的，都不赋予除协议中的当事方及其各自的继承者和子实体任何权利，救济，义务或责任。

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

第7.8节 适用法律。此协议应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州实体法的冲突法。此协议不适用“对起草人不利”的原则。

Section 7.9 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

第7.9节 存续。公司和购买人的保证与陈述在此协议签署和送达后继续有效，有效期为交割日之后的三年。

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

第7.10节 副本。此协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

第7.11节 可分割性。此协议中的条款具有可分割性，若具有适格管辖权的法院判定此协议和交易文件中的任意条款无效，不合法或不可执行，其他条款的效力不受影响，并且在解释此有效条款时，应将无效的条款视为不存在，以便有效条款能在最大程度上被执行。

Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

第7.12节 个人名义。各购买人是以其个人名义签署此合同，而非与其他购买人为一个团体。各购买人，独立地而非联合地，作出此合约下包含的陈述和保证。

Section 7.13 Termination. This Agreement may only be terminated prior to Closing by the Company in writing.

第7.13节 终止。此协议可在交割前由公司书面终止。

Section 7.14. Language. The Agreement is in both English and Chinese, which both have binding effects. If there is any conflict between the English and Chinese language, English language prevails.

第7.14节 语言。本协议含有英文和中文，英文和中文都有约束力。如两个语言版本有冲突，以英文版本为准。

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[余页故意留空；下页为签名页]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

在此各方确认和签署。

CHINA COMMERCIAL CREDIT, INC.

By:
Name: Long Yi Title: Chief Financial Officer 首席财务官

[Signature Page of the Company]

[公司的签字页]

Signature Page of the Purchaser

购买人签字页

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意协议的条款，并有效签署该协议。

The Purchaser:

购买人:

By: ___________________

签字
Name: ____________________

名称

Number of Shares Purchased （购买的普通股股数）: ___________________

Total Purchase Price（认购款）: ($0.78 x 购买股数) $___________________

Address and Contacts of Purchaser

购买人的地址和联系方式

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

Telephone（电话）:

Fax（传真）:

Email（电子邮箱）:

EXHIBIT A TO

THE SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

非美国主体声明

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

购买者表明其不是美国人，分别地并非联合地，进一步向公司声明和保证如下：

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

在(a) 公司提出股票的要约时，及 (b) 此人或企业接受要约时，此人或企业在美国境外。

2.	Such person or entity is acquiring the Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

此人或企业购买股票是为其自身投资用途，而并非为了分发或销售给他人，且购买股票并非为了任何美国人的利益，或打算违反证券法的注册要求分发给任何美国人。

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

此人或企业购买和出售股票元会(x)根据规则S在美国境外进行；(y) 根据证券法下的登记注册书；或(z) 根据证券法可以适用豁免。特别是，从交割结算日开始后一年内（“分销特定期限”），此人或企业不得向任何美国个体出售或在美国境内出售，除非是根据证券法下的登记注册申请书或登记豁免进行出售。

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

此人或企业目前没有任何计划或准备在任何预定的期限内在美国境内或向美国人出售股票，也没有任何预定的安排出售股票或作为证券的分销商。

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

此人或企业，关联人或任何代表人，没有签订或有意图在分销特定期限内在美国签订或会签订关于股票的任何卖方期权、短线持有或任何类似的工具或持有。

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

此人或企业同意在任何股权证书或其他股票证明文件上根据第5.1条的格式印上限制交易。

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

此人或企业目前没有购买任何规避证券法登记条款的交易计划或设计中的股票。

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

此人或企业有充分的金融、证券、投资和其他商业知识和经验来保护本交易中自己的利益。

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

此人或企业在其认为必要的范围内就投资购买股票咨询了其税收、法律、会计和融资顾问。

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

此人或企业明白作此投资的各种风险并且有能力在不确定的时间内承担这些风险，包括但不限于，完全损失掉其在股票中的投资。

11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

此人或企业有途径获得公司向证监会申报的所有报表，而且在交易的过程中在其要求的前提下公司提供了其他公共信息，所有这些公共信息对于该人或企业评估投资风险是充分的。

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

此人或企业有机会就公司和投资股票发行的条件和规定提问和获得解答。

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

此人或企业没有依赖公司或任何管理人员、员工或代理在本协议之外所做的关于公司的任何陈述和保证。

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

此人或企业不会出售或转让股票，除非(A) 这些股票的转让已依据证券法登记注册或(B)可以适用登记注册豁免。

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

此人或企业在签字页提供的地址是其主要住所地（如其为个人）或主要营业地（如其为公司或其他实体）。

16.	Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并认同投资股票没有经任何联邦或州的证监会或监管机构推荐，以下机构也没有确认或决定过提供给此人或企业的公司的信息的准确性；与此相反的情况将构成刑事犯罪。

Exhibit B

附录B

List of Purchasers

购买人的名单

No. 编码	Shares 股数	Name 姓名	Address 地址
1
2
3
4
5
6
7

Total:

Annex C

Form of April Securities Purchase Agreement in connection with the Two Million Offering

FORM OF SECURITIES PURCHASE AGREEMENT

证券购买协议

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of [      ], 2018 by and among China Commercial Credit, Inc., a Delaware corporation, (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

本证券购买协议(“本协议”或“协议”)于2018年 月 日，由中国商务信贷股份有限公司,一家美国特拉华州注册公司（“公司”），和附录B下所列的且在此合同签名页上签署的个人（“购买人”）之间合意签订。

RECITALS

前言

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

鉴于，根据美国证监会在修订的1933年证券法（“证券法”）的基础上制定的规则S（“规则S”），和/或证券法条文4（2）下的豁免规定，公司和购买人在此签署和交换本协议；

WHEREAS, the Company is offering certain shares of its common stock, par value $0.001 per share, (the “Common Stock”) at price of $0.78 per share to the Purchaser to be used in connection with the Company’s operation (“Business”) of certain luxurious car leasing or other related business as approved by the board of directors of the Company;

鉴于，公司在此要向购买人出售其公司普通股股票，票面价值每股0.001美元（“普通股”），每股认购款0.78美元，资金用于豪车租赁或者其他公司董事会批准的相关业务(“业务”)；

WHEREAS, the Company is offering up to 2,564,103 shares (“Maximum Offering Amount”) of Common Stock to the Purchasers listed in Exhibit B, who severally but not jointly enters into this Agreement and makes representations and warranties hereunder;

鉴于，公司向附录B下的购买人一共要约出售高达 2,564,103股普通股(“最高发售额”)，各购买人独立地而非联合地签署此合约，并作出合约下的各陈述和保证；

WHEREAS, the Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment;

鉴于，购买人是符合规则S下定义的“非美国主体”，购买上述股票仅为购买人的个人投资目的；

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

鉴于此，公司和购买人认同双方经仔细考虑和双方合意，在此就以下内容表示同意：

ARTICLE I

第一条

Purchase and Sale of the Shares

普通股的购买和销售

Section 1.1 Purchase Price and Closing.

第1.1节	认购款和交割。

(a) Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase for $0.78 per Share, such number of shares of Common Stock (each a “Share” and collectively the “Shares”) for an aggregate price of listed on the signature page hereto (the “Purchase Price”).

在以下条款和前提下，公司同意向购买人发行并出售；根据本协议的说明、保证、约定和条款规定，购买人同意以美元$0.78每股的价格购买普通股（“股票”），购买股数及其总价列明在本协议附载的签字页中（“认购款”）。

(b) There is no minimum offering and as result the Company will be able to use such Purchaser’s Purchase Price immediately; no such funds will be returned, even if the Company does not complete the Maximum Offering Amount. The Securities Purchase Agreements received by the Company are irrevocable. The closing of the transactions contemplated hereby shall take place on a rolling close basis. The Company reserves the right, in its discretion, to reject any subscription, in whole or in part, for any reason or to waive conditions to the purchase of the Common Stock. The net proceeds of such Purchase Price will be returned to any Purchaser in the event that the Company does not accept the Purchaser’s purchase. The offering period and final closing date will be no later than 4:00 p.m. Beijing Time, on June 30, 2018 (unless otherwise extended for an additional 30 days at the Company's sole discretion) (“Final Closing Date”), or at such other location, date and time, as may be determined by the Company, or by facsimile or other electronic means (such closing being called the “Closing” and such date and time being called the “Closing Date”). The Purchaser shall not be entitled to notice if the Closing is extended for an additional 30 days.

本次发售没有最低发售额，因此公司可以立即使用购买人的认购款。即使公司不完成最高发售额，认购款也不会被退回。公司收到的证券购买协议不可撤回。本协议项下的交易会持续完成交割。公司有权自由决定，无论有否原因全部或部分拒绝任何认购，豁免认购的交割条件。如果公司没有接受购买人的认购，认购款的净收益款会被退还给认购人。发售期间的最终交割日不晚于北京时间2018年6月30日下午4点（除非公司自行决定延期30天）或其他公司决定的时间地点，以传真或其他电子形式进行交割（成为交割，该时间被称为交割日）。如果交割延期30日， 公司无需通知购买人。

(c) Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a certificate for such number of Shares, and (ii) any other documents required to be delivered pursuant to this Agreement. At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer pursuant to the wire information contained in this Agreement or by check.

根据本协议的规定，在交割时公司应向购买人送达或使他人向购买人送达 (i) 写有购买人名字的普通股股权证书， (ii) 其他任何根据本条款应送达的文件。在交割时，购买人应根据交本协议的汇款信息向公司汇入其购买资金，或以支票的方式支付。

ARTICLE II

第二条

Representations and Warranties

保证和承诺

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (as hereinafter defined), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

第2.1节 公司和其子公司的陈述和保证。公司在此代表其本身以及其子公司，就以下事项（但与本小段标号相对应的披露中的事项除外）作出陈述和保证：

(a) Organization, Good Standing and Power. The Company is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.1(a), the Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).

组织、合法持续性和权力。公司是在其管辖区内依法成立的，有效存续的经济实体，各自都有必需的公司权力来持有、出租和操作其财产和资产，并进行合法的商业运作。除非披露表2.1(a)有不同的规定，公司以及其每一个子公司在其每个有商业行为和资产的管辖区内有合法资格进行经营并有良好的经营持续性，除了一些管辖，如果公司不能在这些区域内有合法资格经营也不会对公司的产生重大不良影响。

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservator ship, receiver ship or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

公司权力；授权和执行。公司有必须的公司权力和授权来签订和履行本协议下的义务。公司有必须的权力和授权按照本协议的规定来发行和出售股票。公司对交易文件的签署、送达和履行和完成在此由所有必要的公司行为合法有效授权，不需要再由公司或董事会或股东会进一步的同意或授权。每一个交易文件在签署和送达时包括且应包括对于公司有效和有约束力的执行义务，除非适用的破产、解散、重组、延期偿付、清算、委托管理或其他有关的法律或其他衡平法原则会限制债权人的权利和补救。

(c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of April 11, 2018 is set forth in the Company’s Form 10-K Annual Report for the year ended December 31, 2017 and, except as set forth in the on Schedule 2.1(c) hereto, is the authorized and issued and outstanding capital stock of the Company as at the date hereof.

股本。, 在公司2017年12月31日的财政年度报表10-K中披露公司授权的股本和发行的股票数目，除本协议批露表 2.1(c)之外，均为本协议签署日已合法授权和发行的股票数目。

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

不存在有优先配股权、转换权或其他权利的普通股；不存在流通的期权、认购权、承诺购买权、或转换成公司股本的任何股份的其他权利；

(ii) there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;

不存在公司为一方当事人或受其约束的合同、承诺、备忘录或安排，公司需要因此而发行额外股本股份或发行期权、证券或转换股而获得公司的股本股份；

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities;

公司没有在任何协议中同意对任何股权证券或债权证券给予登记注册权和反稀释权；

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

公司没有在任何协议中同意或承诺对公司股本的任何股份的投票权和股份转让进行限制；

(v) The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, except where non-compliance would not have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company’s Articles of Incorporation, as amended and in effect on the date hereof (the “Articles”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”). Except as restricted under applicable federal, state, local or foreign laws and regulations, the Articles, this Agreement, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Shares, or its Common Stock.

公司在本次交易交割结算前发行的所有股本股票、可转证券、权益、期权的买卖都符合适用的联邦和州证券法的规定，除非这些违反不会对公司有重大不利影响。公司向购买人提供了真实的公司成立协议副本（“公司成立协议”）和公司章程副本（“公司章程”）。除了适用的联邦、州、当地、国外法律和规则，公司成立协议，本交易文件以及披露表2.1 (c)中的限制外，不存在任何书面或口头的合同、工具、协议、承诺、义务、计划或安排限制公司就其发行的普通股或优先股分配股息。

(d) Issuance of Shares. The Shares to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable.

股份的v发行。本交易结算时应发行的普通股已经必要的公司行为授权。普通股在支付和发行时应符合本交易文件的要求，经必要的公司行为授权，有效发行和流通。

(e) Reserved.

(f) Commission Documents, Financial Statements. Except as set forth in Schedule 2.1 (f), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 10-Q and other material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser. At the time of the respective filings, the Form 10-K’s and the Form 10-Q’s complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. As of their respective filing dates, none of the Form 10-K’s or Form 10-Q’s contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

证监会文件、财务报表。根据修订后的1934年证券交易法（“交易法”）的要求，除了披露表2.1(f)中列明的项目，公司向证监会申报了所有的报告、批露表、表格、说明书和其他文件，包括根据交易法第13(a) 或15(d) 节申报的材料（所有上述申报材料在本协议中统称为“证监会文件”）。根据相关适用法的规定，公司没有向购买人批露任何应当首先向公众批露而未批露的内部信息，但不包括(i) 与本协议中的交易相关的信息，或(ii) 根据购买人签署的不公开或内部保密协议而批露的信息。在每一次申报时，表格10K和表格10Q都符合交易法的要求和证监会的规则以及其他联邦、州和当地的适用的法律、法规和规则。在每一次申报时，表格10K或表格10Q都没有对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证监会文件中包含的公司财务报表都符合当关的会计规则要求，证监会的相关公告规则和其他适用的法规和规则。这些财务报表都符合美国一般会计准则的要求，并在一定时期内保持数据一致（除非(i) 财务报表或记录中作不同的说明， 或(ii) 在未经审计的内部财务报表的情况下，报表可能不包含脚注或进行简化或为概要性报表），并真实反映该季度内的公司合并财务情况，经营状况和该季度结束时的现金流（但在未审计的财务报表的情况下，应以正常年度结束时的调整数据为准）。

(g) No Material Adverse Effect. As of December 31, 2017 till the date of this Agreement, the Company have not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its Subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement.

无重大负面影响。自从2017年12月31日至本协议签订之日截止，公司和子公司没有任何重大负面影响。出于本协议的目的，“重大负面影响”应指(i)任何公司以及在合并报表的情况下的子公司的经营、运作、财产或财务有任何重大负面影响的事件，和/或(ii)只要在任何条件、情况下会从任何重大方面阻止或重大干涉公司履行本协议下的任何重大承诺、协议和义务。

(h) No Undisclosed Liabilities. Other than as disclosed in the Company’s Commission Documents or on Schedule 2.1(h) to the knowledge of the Company, neither the Company, nor the Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s and the Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

无未披露的义务。除了公司的证监会文件和披露表2.1(h)所列的事项外，公司和其子公司没有任何未披露的义务、责任、诉讼或损失（不论是可清算的或不可清算的，有担保的或未担保的，全部的或计息的；附随的或其他），但公司和子公司在日常经营中产生的义务、责任、诉讼或损失，如果对于公司或子公司无重大负面影响，不应计入未披露的义务之内。

(i) No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company, the Subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

无未披露事件或情况。在公司知道的范围内，不存在根据适用的法律、规则或法规，应进行公共披露或公告而未披露公告的关于公司、子公司、其经营、财产、运作或财务的事件和情况。

(j) Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

资产所有权。除非不会对公司造成重大不利影响，公司和每个子公司对以下资产有合法有市场价值的所有权（i）所有计入财务报表的其所有和使用的资产和财产，(ii) 目前经营所必需的资产和财产，以及 (iii) 所有没有担保质权的计入财务报表的不动产和个人财产。

(k) Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company which questions the validity of this Agreement or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except where the same would not have a Material Adverse Effect, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the Subsidiaries or any of their respective executive officers or directors in their capacities as such.

未决诉讼。在公司知道的范围内，不存在任何未决的和任何在其他程序中诉讼、索赔、调查、仲裁、争议，针对或涉及公司或任何中国经营实体，会质疑本协议或本交易或相关交易行为的有效性；除非不会对公司公司造成重大不利影响，也没有任何涉及公司、子公司、中国经营实体的各自的财产或资产的相关程序。在公司知道的范围内，不存在任何待执行的判决、判令、禁止令、法庭决定、仲裁决定或政府或监管主体对公司或其各自的行政管理人员或董事的行政令。

(l) Compliance with Law. The Company and the Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

符合法律规定。公司和子公司拥有其进行各自经营所必须的连锁权、许可权、证书、同意或其他政府或监管机构授权和同意，除非公司和子公司不可能合理预期到没有该连锁权、许可权、证书、同意或其他政府或监管机构授权和同意会对公司经营造成重大负面影响。

(m) No Violation. The business of the Company and the Subsidiaries is not being conducted in violation of any Federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing.)

无违法行为。公司和子公司的经营没有违反任何联邦、州、当地或外国政府的法律或规则、法律、政府实体的政令，除非公司或子公司不能合理预期到该违反会造成重大负面影响。根据联邦、州、当地或外国法、法规或规则的规定，公司不需获得任何同意、授权或命令，或向任何法庭或政府机构申报或注册来执行、送达或履行本交易文件下的义务，（不包括 (x) 已获得的任何同意、授权、或命令，(y) 已进行的申报或登记，或(z) 在交割结算后必须向证监会或州证券管理机构进行的任何申报。）

(n) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

无冲突。公司签署、送达和履行交易文件以及交易内容，没有也不会(i)违反公司的成立协议或章程的任何条款，(ii) 与公司为一方当事人或财产受约束的任何存在的和承诺的合同、保证、契约、债券、租赁合同、融资工具相冲突或会给予他人任何终止、修改、取消上述法律文件的权利，(iii) 在公司在一方当事人或财产受约束的任何协议或承诺中使公司本身或公司的任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担（统称“留置权”），或(iv) 违反任何公司或其任何子公司适用的或其任何资产、不动产受影响或约束的联邦、州、当地或外国法律、规则、法规、法令、判决或命令（包括联邦和州的证券法规）；但如果上述的冲突、终止、修改、取消、违反不会对公司产生重大负面影响，则不应包括在内。

(o) Certain Fees. No brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

特定费用。公司不需要根据本协议支付与本交易有关的中介费用、佣金费用或融资顾问费用或提成。

(p) Disclosure. Neither this Agreement nor the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or the Subsidiaries in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, taken as a whole and in the light of the circumstances under which they were made herein or therein, not false or misleading.

批露。公司或其子公司向购买人提供的与本交易有关的本协议、批露表、或其他文件、证明或工具证书没有关于重大事实的不实陈述或遗漏重大事实，没有错误或误导性陈述。

(q) Intellectual Property. Each of the Company and the Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

知识产权。公司和每个子公司对其各自进行经营所必需的全部专利、商标、知名品牌（不论是否注册）和任何其他可以申请专利的技术创新或衍生著作权、网站或其他知识产权、服务标识、商号、著作权、执照和授权拥有所有权或合法使用权，且不与他人的权利相冲突，但不包括那些即使不拥有也不会对公司产生重大不利影响的知识产权。

(r) Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-Ks or the Form 10-Qs, the books and records of the Company and the Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the Subsidiaries. Except as disclosed in the Company’s Commission Documents or on Schedule 2.1(r), the Company and the Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

会计账目内部控制。除了在表格10K或表格10Q中作不同批露外，公司和子公司的会计账目准确体现了与公司和子公司经营有关的重大信息、资产的地点和保管、所有使公司和子公司承担义务或产生可记账收入的交易。除了在公司的证监会文件中或批露表2.1(r)中的披露外，公司和子公司保持一个内部会计控制系统，根据公司的判断，该系统充分的提供以下合理保证：(i) 交易经公司管理层一般或特别授权，(ii) 交易的记账符合一般会计准则的要求，且维持了资产的可记录性，(iii) 资产的使用只有经管理层的一般或特别授权，(iv) 对现有资产和可入账资产按合理的差距进行了比较且针对该差别采取了合理的行动。

(s) Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company and the Subsidiaries is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company were registering securities under the Securities Act has previously been publicly filed with the Commission in the Commission Documents. Each of the Company and the Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

重大合同。如果公司或其任何子公司之前曾根据证券法向证交会申报登记证券，在申报登记表S—1中附有或披露过公司作为一方当事人的书面或口头的合同、融资工具、协议、承诺、义务、计划或安排（统称“重大合同”），那么，公司或其子公司已经履行了生效合同下的义务，没有接到违约的通知，也没有会导致对公司经营有重大不利影响的重大违约行为。

(t) Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

与关联人的交易。除了财务报表或证监会文件中说明的之外，没有存在于以下主体之间的贷款、租赁、协议、合同、使用协议、管理合同或安排或其他进行中的交易(a)一方主体为公司，且(b)对方主体为公司的管理人员、员工、顾问或董事，公司的持股人，或者为他们的直接亲属成员，或者任何受管理人员、员工，顾问、董事或他们的直接亲属成员控制的公司或实体。

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

第2.2节 购买人的陈述和保证。各购买人，单独地而并非联合地，于此就以下事项作出仅与购买人自身相关的陈述和保证：

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

无冲突。购买人签署、送达和履行交易文件以及交易内容，没有也不会在购买人在一方当事人或财产受约束的任何协议或承诺中使购买人本身或其任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担，或者使购买人违反任何适用购买人或其财产的任何法律、规则、规定、命令或判决或判令，但不会对购买人产生重大负面影响，则不应包括在内。购买人购买普通股，签署、送达和履行本协议和其他交易文件不需要额外授权，但是在本句陈述的范围内，购买人依赖于公司相关陈述的准确性作出以上陈述。

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

购买人资格。购买人应为规则S定义下的 “非美国主体”。购买人作出附件A所列的非美国主体的额外陈述和保证。购买人不需要是证券交易法第15条下的注册的券商，并且也不是券商或券商的关联人。

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

依赖于豁免。购买人知道在此出售的证券是根据美国联邦和州证券法的登记注册要求的豁免出售的，公司依赖于购买人的声明、保证、同意、承认和认知的真实性和准确性，并对其的遵循，以决定这一豁免是否适用于购买人的购股行为。

(d) Information. The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its Subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Shares which have been requested by the Purchaser or its advisors. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein. The Purchaser understands that its investment in the Shares involves a significant degree of risk. The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

信息。购买人以及其顾问有机会向公司和子公司的管理层就公司的经营、财务和运作以及与此融资有关的信息提问。购买人或其顾问所作的调查或尽职调查没有改变公司在此作出的陈述和保证。购买人明白他的投资有风险，并确认他的投资是在其对投资进行独自评估的基础上作出的。

(e) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

政府审批。购买人明白美国联邦或州政府或其他行政机构没有审批或推荐出售该证券。

(f) Transfer or Re-sale. The Purchaser understands that the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Shares may not be transferred unless (i) the Shares are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with this Section 2.2(f) and who is a non-US person, (iv) the Shares are sold pursuant to Rule 144, or (v) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”). Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

转让或再出售。购买人明白证券不得根据证券法或适用的州证券法转让或再出售，除非 (i) 证券是在证券法下根据有效的登记申请书出售；(ii)购买人向公司递交合格的法律意见书，说明证券出售可以适用证券法下的豁免；(iii)证券是出售或转让给“关联人”（关联人的定义见证券法下144规则 “144规则”），进行出售的购买人是合格投资人；或(v) 证券根据证券法下的规则S进行出售（“规则S”）。尽管有以上规定，证券可以质押或借贷。

(g)  Legends. The Purchaser understands that the Shares shall bear restrictive legends in the form as set forth under Section 5.1 of this Agreement. The Purchaser understands that, until such time the Shares may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the form set forth under Section 5.1 (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities).

限制交易说明。购买人明白股票带有此合同第5.1条下所列的交易限制。购买人明白，除非出售根据证券法进行登记，或可以适用144规则或规则S进行出售，股票应带有此限制交易标识。

(h) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

购买人居住地和受管辖地列于本协议的签字页。

(i) No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

无一般劝诱。购买人承认公司要约出售普通股没有采取一般或公众劝诱或一般广告或公众广告或销售讲座的方式，包括(i) 任何广告、文章、通知或其他通过报纸、杂志或其他类似媒体登出的信息，或者电视或无线电广播，或(ii)任何通过上述沟通方式邀请购买人参与的讲座或会议。

(j) Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

规则144。购买人明白股票的持有的时长是不确定的，除非股票经登记注册或登记注册被豁免。购买人承认其熟知规则144和规则144A， 并被告知根据规则144和规则144A，股票只有在特定的情况下才被允许出售；并且在不能适用规则144和规则144A时，如果股票没有登记注册或豁免，就不能出售。

(j) Brokers. Purchaser does not have any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.

融资代理。据投资人所知，公司不需要支付任何其他融资代理、金融顾问、发现者、券商、投资银行、银行或其他个人或主体任何与本交易有关的中介费、发理费或佣金。

(k) Acquisition for Investment. The Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for the its own account for the purpose of investment and not with a view to or for sale in connection with a distribution to anyone.

投资目的。购买人是符合规则S下定义的“非美国主体”，购买此合同下的股票仅出于其个人的投资目的，不是为了向其他人分销。

(l) Lock-up. The Purchasers acknowledge the Shares shall be subject to following lock-up whereby the 40% of the Share shall be subject to a six-month lock-up from the Closing Date, 30% of the Shares a nine-month lock-up from the Closing Date and the last 30% of the Shares a twelve-months lock-up from the Closing Date (the “Lock-Up Periods”). During the respective Lock-Up Periods, Purchaser (or its designee) shall not, (i) offer, pledge, sell, contract to sell, sell any option, warrant or contract to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Shares, or publicly disclose the intention to make any offer, sale, pledge or disposition, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, or (iii) make any demand for or exercise any similar right with respect to the registration of any Shares.

锁定。购买人确认股票将受到如下锁定条款约束——其中40％的股票将从交割日期起受到六个月的锁定，30％的股票将从交割日期起受到九个月的锁定，剩下30％的股票将从交割日期起受到十二个月的锁定（这些锁定的期限被称为“锁定期”）。在各个锁定期内，购买人（或其指定人）不可以, (i) 针对任何股票进行授予，质押，出售，合约以出售，出售期权，认股权证或合约购买，或以其他方式直接或间接地进行转让或处置，或公开披露其对股票准备进行授予，出售，质押或处置的意向，(ii) 通过订立任何掉期或其他协议对股份拥有权的经济后果进行全部或部分转让，或者 (iii) 对任何股票的登记作出任何的要求或行使任何类似的权利。

ARTICLE III

第三条

Covenants

约定

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

出于购买人和他们的受让人的利益考虑，公司同意以下条款：

Section 3.1 Securities Compliance. The Company shall notify the Commission and in accordance with its rules and regulations, of the transactions contemplated by any of this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser or subsequent holders.

第3.1节 符合证券法的规定。公司应根据证券法的规定，向证监会通知申报交易文件，以及根据适用法律、法则和规则的要求，采取所有其他必需的行动和程序来有效合法的发行普通股。

Section 3.2 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.

第3.2节 保密信息。购买人同意其对于公司根据本协议和其他交易文件提供给购买人、购买人员工、代理事代理的财务报表、报告或其他材料中的内部信息会保密、不披露、不泄露或使用，除非该内部信息非因购买人的过错而为公众所知悉，但是购买人可以披露以下(i)向购买人的律师、会计和其他专业人士披露其向公司的投资；(ii) 只要未来的股票受让人受本协议第3.3条约束，可以向未来受让人披露；或(iii)向购买人的一般合伙人或关联人披露。

Section 3.3 Compliance with Laws. The Company shall comply to comply in all material respects, with all applicable laws, rules, regulations and orders,except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

第3.3节 符合法律。公司应在重大方面，符合相关的法律、法规、规则和命令的规定, 除非不符合不会对公司造成重大不利影响。

Section 3.4 Keeping of Records and Books of Account. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

第3.4节 记录和会计账册。公司应保存充分的记录和会计账册，与一般会计准则的记录规则相符，反映公司的所有金融交易。

Section 3.5 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a specific written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company. At the time of the filing of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the Press Release. The Company shall not disclose the identity of any Purchaser in any filing with the SEC except as required by the rules and regulations of the SEC thereunder. In the event of a breach of the foregoing covenant by the Company, , or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein, a Purchaser may notify the Company, and the Company shall make public disclosure of such material nonpublic information within two (2) trading days of such notification.

第3.5节 重大信息披露。公司承诺并同意，在公告之前或之后，除了与本交易有关的信息之外，公司或任何公司代表人没有向购买人或其代理或顾问披露任何重大内部信息，除非购买人在此之前签署了一份关于保密和使用该内部信息的特别书面协议。公司确认购买人会依赖上述承诺进行交易。在公告发表之明，购买人不应拥有任何从公司、管理人员、董事、员工、代理处获得的没有在公告中披露的重大内部信息。

Section 3.6 No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

第3.6节 无操纵价格。公司不会直接或间接采取任何行动，意图或导致，或构成或合理预期会构成对公司证券价格的稳定和操纵。

ARTICLE IV

第四条

CONDITIONS

条件

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

第4.1节 公司出售股票的义务的前提条件。在此协议下，公司仅在以下各条件在交割时或交割之前被满足或被放弃时，才承担发行并向购买人出售股票的义务。此等条件是基于公司的利益，公司可随时依据自己的决定选择放弃此等条件。

(a) Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

购买人的陈述与保证的准确性。此协议中购买人的陈述与保证以在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来衡量，但是若陈述和保证中明示说明了产生日期，则按照此日期来衡量。

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

购买人的履行。在交割时或交割之前，购买人应在各方面履行，达到并符合购买人应履行，达到或符合此协议所必需的要求，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) Delivery of Purchase Price. The Purchase Price for the Shares shall have been delivered to the Company.

认购款的告知。股票认购款应已支付给公司。

(e) Delivery of this Agreement. This Agreement shall have been duly executed and delivered by the Purchaser to the Company.

合同的签署。购买人应签署此合同并递交至公司。

Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Shares offered in Offering is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

第4.2节 购买人购买股票的义务的前提条件。在此协议下，购买人仅在以下各个条件在交割时或交割之前被满足或被放弃时，才承担购买股票并支付的义务。此等条件是基于购买人的利益，并且购买人可随时自行决定选择放弃此等条件。

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

公司的陈述与保证的准确性。此协议中公司的陈述与保证在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来判定，但是若陈述和保证中明示说明了做出日期，则按照此日期来判定。

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

公司的履行。在交割时或交割之前，公司应在各方面履行，满足并符合所有公司履行，满足或符合此协议所必需的合意，合同和条件。

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

无强制令。任何有管辖权的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

无诉讼程序或诉讼。不得在任何仲裁员或任何政府机构提起任何诉讼，案件或诉讼程序；任何政府机构不得针对公司，或公司的任何管理人员，董事会成员或附属机构发起调查，试图限制，禁止或改变此协议所述的交易或要去与此类交易有关的损害赔偿。

(e) Certificates. The Company shall have executed and delivered to the Purchaser the certificates (in such denominations as such Purchaser shall request) for the Shares being acquired by such Purchaser immediately after the Closing (in such denominations as such Purchaser shall request) to such address set forth next to the Purchaser with respect to the Closing.

证书。公司应在交割后立即签署并向购买人送达由此购买人购买的股票证书，地址应为交割时购买人的地址。证书的种类/面值依购买人所要求。

(f) Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).

决议。公司董事会应采纳与此协议中第2.1节(b)相一致的，在形式上可被此购买人合理的接受的决议（ “决议”）。

(g) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

重大负面影响。在交割日或交割日之前不得产生重大负面影响。

ARTICLE V

第五条

Stock Certificate Legend

股权证书上的标识

Section 5.1 Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

第5.1节 限制型股票标识。证券的股权证书都应盖印或刻印有与下段文字基本相同的限制交易说明（此受限说明是对任何相关的州证券法或“蓝天”法下的限制交易标识的补充）：

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SECURITIES WERE ISSUED IN A TRANSACTION EXEMPT FROM THE REGISTRATION REDISTRICTIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S PROMULGATED UNDER IT. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT IS NOT REDISTRICTIRED. FURTHER, HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN LOCK-UP PERIODS AS SET FORTH IN THE SECURITIES PURCAHSE AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES

此证书代表的证券（“证券”）尚未依照1933年的证券法及其修改案（“证券法”）的要求登记。此证券根据证券法下的S规则发行而豁免登记。不得在美国境内出售，转让或进行其他处理，除非已依照证券法进行登记，或者公司已收到法律顾问出具的意见书，提出依照证券法的条款此证券的登记不是必须的。另外，除非符合证券法的要求，不允许对此证券进行对冲交易。

此证书代表的证券有公司与证券原始持有人之间证券购买协议所述的一定的锁定期。

ARTICLE VI

第六条

Indemnification

补偿

Section 6.1 General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by the Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

第6.1节 常规补偿。公司同意补偿购买人（及其各自的董事会成员，高级职员，管理层人员，合伙人，成员，股东，附属机构，代理人，继承人和子实体）并保证其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失都由购买人承担的，因公司做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人同意分别但不连带的补偿公司及其董事会成员，附属机构，代理人，继承者和子实体，并使其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失是由公司承担的，因购买人做出的保证，陈述和协议中的不准确或违反了其中条款而产生。购买人依此第6.1条中所述补偿而承担的最大的总责任不得超过此购买人所支付的认购款。任何“受补偿方” （定义见下）不得享有因违反此协议而引起的间接损害赔偿或惩罚性损害赔偿。

Section 6.2 Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

第6.2节 补偿程序。任何依据此第六条有权享有补偿的当事方（“受补偿方”）应就任何因此补偿而引出的诉讼请求向补偿方发出书面通知；前提是，若受补偿方未能发出此通知，补偿方仍需承担其在此第六条下的补偿责任，除非此不作为会对补偿方产生不公正结果。在就此补偿而向受补偿方提出的任何诉讼，诉讼程序或诉讼请求中，补偿方应有权参与其中并与法律顾问一起提出受补偿方合理的觉得满意的抗辩，除非依据受补偿方的合理的判断，存在利益冲突，并且补偿方很可能在此诉讼，诉讼程序或诉讼请求中胜出。若补偿方告知受补偿方其将应诉，或在收到任何关于补偿的通知后的三十（30）天内未能书面通知受补偿方其将选择自费应诉，调解或折中方式（或在应诉后的任何时候停止抗辩），则受补偿方可自由选择应诉，调解或其它折中方法，或支付此诉讼或诉讼请求的费用。在任何情况下，除非补偿方书面选择并确已开始抗辩，因此抗辩，调节或折中方式而产生的受补偿方的费用和花销应为可依此条款补偿的款项。受补偿方应就此诉讼或诉讼请求的协商或抗辩与补偿方全力合作，并向补偿方提供受补偿方可合理获取的与此诉讼或诉讼请求相关的所有信息。补偿方应将抗辩或任何调解协商的进展情况及时 通知受补偿方。若补偿方选择应诉此诉讼或诉讼请求，则受补偿方应有权自费与法律顾问参与到此抗辩中。补偿方不因任何未获其书面同意便生效的调解而承担责任，但是，若已将调解告知补偿方，但补偿方未能在收到此通知的三十（30）天内回应，则补偿方应对此调解承担责任。除非与此第六条规定相冲突，若未得到受补偿方的事先书面同意，补偿方不得同意调解或采用折中方式或同意任何要求受补偿方承担任何将来义务的判决或者不包含要求起诉方或原告免除所有受补偿方与此诉讼请求相关的所有责任这一无条件条款的判决。只要受补偿方同意（此同意为不可撤回）若适格法律管辖区的法院最终判定此当事方无权获得补偿，受补偿方将退还此所有补偿，则在调查或抗辩过程中收到的账单的款项，或在此期间产生的花销，损失，损害赔偿或责任的补偿应分期支付。此补偿协议是以下权利的补充（a）受补偿方针对补偿方所享有的任何诉因，及（b）任何补偿方可能依法承担的责任。

ARTICLE VII

第七条

Miscellaneous

其他条款

Section 7.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

第7.1节 费用和花销。除此协议所述，各当事方应自行支付其顾问，会计师和其他专家的费用和花销，以及所有其他与协商，准备，执行，送达和履行此协议有关的花销。

Section 7.2 Specific Enforcement, Consent to Jurisdiction.

第7.2节 特别履行，同意接受司法管辖。

(a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

公司和购买人承认并同意一旦发生无法补救的损失，不得要求此协议的特别履行。双方也就此同意各方都有权要求强制令以阻止或消除此协议的违约情况，并要求执行此协议中的具体条款，此救济是对任何依据法律或衡平法可适用的救济的补充。

(b) Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Hunter Taubman Fischer & Li LLC, with offices at 1450 Broadway, 26th Floor, New York, NY 10018 as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

公司和购买人（i）就所有因此协议或其所述的交易而产生的诉讼或诉讼程序，接受位于纽约州南区的美国巡回法院以及位于纽约郡的纽约州法院的管辖，此接受不可撤回，并且（ii）放弃并同意不在任何诉讼或诉讼程序中提出任何关于不受此等法院属人管辖，或诉讼在不方便法院提起，或案件审判地不合适的诉讼请求。公司和购买人同意在此类诉讼中送达服务可通过使用挂号信或第二日送达服务（需有送达的证明）将依此协议所需的通知复印件送达至有效的地址，并同意此类送达是良好有效的法律文书送达和通知。第7.2节不得影响或限制任何其他法律允许的送达方式。各当事方就此放弃对个人送达法律文书的要求，同意以邮寄作为法律文书送达方式，并同意此类送达是良好有效的法律文书送达和通知。公司就此指定翰博文律师事务所（位于纽约州纽约市百老汇大街1450号26楼，邮编10018）为文书送达的代理人。此条款不得限制任何其他法律所允许的有关法律文书送达的权利。

Section 7.3 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

第7.3节 合同的完整性；修正。此协议中包含了合同各方对此协议的相关事项的完整理解和合意，除非此协议中明确指明，公司或购买人没有对此协议中所述事项做出其他任何陈述，保证，协议或承诺；针对所述事项的所有先前的理解和合意都合并到此协议中，并被此协议所取代。若无公司和购买人的书面同意，此协议的任何条款不得被取消或修改。

Section 7.4 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

第7.4节 通知。所有通知，要求，同意，请求，指示和其他因此协议需要或允许的交流或与此协议中的交易相关的交流应以书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），或（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证）。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7.4节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:

若至公司：

China Commercial Credit, Inc.

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

with copies (which shall not constitute notice) to:

同时复印件（不构成通知）寄至：

Hunter Taubman Fischer & Li LLC

1450 Broadway, 26th Floor

New York, NY 10018

If to Purchaser:

如至购买人：

The address listed on Purchaser’s signature page

在购买人签字页中列明的地址

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

Section 7.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

第7.5节 豁免。任何一方关于对某一条款，条件或要求违约的豁免不能视为未来或对其他条款，条件或要求的豁免。

Section 7.6 Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

第7.6节 编号。此协议中的编号（包括但不限于各节编号以及附表和清单中的编号）仅是出于引用方便的考虑，不影响此协议的释义，解释或理解。任何分性别或不分性别的指代都应包括所有性别的指代。任何单数名词包应包括其相对应的复数名词，反之亦然。

Section 7.7 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

第7.7节 继承者和子实体。若未获得公司和购买人的事前书面同意，各当事方公司不得转让本协议；但是，依据联邦和州的证券法或交易文件所述，在未获得公司或其他购买人的事前书面同意下，但此购买人告知公司之后，购买人可向附属机构或在非公开交易中收购了其全部或基本全部股份或期权的第三方转让其全部或部分权利及义务；但是，此权利或义务的转让会影响此购买人在协议下的义务，此受转让者书面同意就被转让的证券以及接受此协议中适用于此购买人的条款的约束力。此协议的条款对允许的各继承者和子实体具有约束力。除在此协议中明示之外，此协议的条款，明示或暗含的，都不赋予除协议中的当事方及其各自的继承者和子实体任何权利，救济，义务或责任。

Section 7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

第7.8节 适用法律。此协议应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州实体法的冲突法。此协议不适用“对起草人不利”的原则。

Section 7.9 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

第7.9节 存续。公司和购买人的保证与陈述在此协议签署和送达后继续有效，有效期为交割日之后的三年。

Section 7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

第7.10节 副本。此协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同

Section 7.11 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

第7.11节 可分割性。此协议中的条款具有可分割性，若具有适格管辖权的法院判定此协议和交易文件中的任意条款无效，不合法或不可执行，其他条款的效力不受影响，并且在解释此有效条款时，应将无效的条款视为不存在，以便有效条款能在最大程度上被执行。

Section 7.12 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

第7.12节 个人名义。各购买人是以其个人名义签署此合同，而非与其他购买人为一个团体。各购买人，独立地而非联合地，作出此合约下包含的陈述和保证。

Section 7.13 Termination. This Agreement may only be terminated prior to Closing by the Company in writing.

第7.13节 终止。此协议可在交割前由公司书面终止。

Section 7.14. Language. The Agreement is in both English and Chinese, which both have binding effects. If there is any conflict between the English and Chinese language, English language prevails.

第7.14节 语言。本协议含有英文和中文，英文和中文都有约束力。如两个语言版本有冲突，以英文版本为准。

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[余页故意留空；下页为签名页]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

在此各方确认和签署。

CHINA COMMERCIAL CREDIT, INC.

By:
Name: Long Yi Title: Chief Financial Officer 首席财务官

[Signature Page of the Company]

[公司的签字页]

Signature Page of the Purchaser

购买人签字页

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

购买人在此确认和同意协议的条款，并有效签署该协议。

The Purchaser:

购买人:

By: ___________________

签字
Name: ____________________

名称

Number of Shares Purchased （购买的普通股股数）: ___________________

Total Purchase Price（认购款）: ($0.78 x 购买股数) $___________________

Address and Contacts of Purchaser

购买人的地址和联系方式

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

_________________________________

Telephone（电话）:

Fax（传真）:

Email（电子邮箱）:

EXHIBIT A TO

THE SECURITIES PURCHASE AGREEMENT

NON U.S. PERSON REPRESENTATIONS

非美国主体声明

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

购买者表明其不是美国人，分别地并非联合地，进一步向公司声明和保证如下：

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

在(a) 公司提出股票的要约时，及 (b) 此人或企业接受要约时，此人或企业在美国境外。

2.	Such person or entity is acquiring the Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

此人或企业购买股票是为其自身投资用途，而并非为了分发或销售给他人，且购买股票并非为了任何美国人的利益，或打算违反证券法的注册要求分发给任何美国人。

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

此人或企业购买和出售股票元会(x)根据规则S在美国境外进行；(y) 根据证券法下的登记注册书；或(z) 根据证券法可以适用豁免。特别是，从交割结算日开始后一年内（“分销特定期限”），此人或企业不得向任何美国个体出售或在美国境内出售，除非是根据证券法下的登记注册申请书或登记豁免进行出售。

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

此人或企业目前没有任何计划或准备在任何预定的期限内在美国境内或向美国人出售股票，也没有任何预定的安排出售股票或作为证券的分销商。

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

此人或企业，关联人或任何代表人，没有签订或有意图在分销特定期限内在美国签订或会签订关于股票的任何卖方期权、短线持有或任何类似的工具或持有。

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in Section 5.1.

此人或企业同意在任何股权证书或其他股票证明文件上根据第5.1条的格式印上限制交易。

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

此人或企业目前没有购买任何规避证券法登记条款的交易计划或设计中的股票。

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

此人或企业有充分的金融、证券、投资和其他商业知识和经验来保护本交易中自己的利益。

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

此人或企业在其认为必要的范围内就投资购买股票咨询了其税收、法律、会计和融资顾问。

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

此人或企业明白作此投资的各种风险并且有能力在不确定的时间内承担这些风险，包括但不限于，完全损失掉其在股票中的投资。

11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

此人或企业有途径获得公司向证监会申报的所有报表，而且在交易的过程中在其要求的前提下公司提供了其他公共信息，所有这些公共信息对于该人或企业评估投资风险是充分的。

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

此人或企业有机会就公司和投资股票发行的条件和规定提问和获得解答。

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

此人或企业没有依赖公司或任何管理人员、员工或代理在本协议之外所做的关于公司的任何陈述和保证。

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

此人或企业不会出售或转让股票，除非(A) 这些股票的转让已依据证券法登记注册或(B)可以适用登记注册豁免。

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

此人或企业在签字页提供的地址是其主要住所地（如其为个人）或主要营业地（如其为公司或其他实体）。

16.	Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并认同投资股票没有经任何联邦或州的证监会或监管机构推荐，以下机构也没有确认或决定过提供给此人或企业的公司的信息的准确性；与此相反的情况将构成刑事犯罪。

Exhibit B

附录B

List of Purchasers

购买人的名单

No. 编码	Shares 股数	Name 姓名	Address 地址
1
2
3
4
5
6
7
Total:

Annex D

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

China Commercial Credit, Inc.

Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of China Commercial Credit, Inc. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOURTH thereof in its entirety and inserting the following in lieu thereof:

“Fourth: The total number of shares which the Corporation shall have the authority to issue is one billion one hundred million (110,000,000) shares of two classes of capital stock to be designated respectively preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of Common Stock the Corporation shall have authority to issue is 100,000,000 shares, par value $0.001 per share. The total number of shares of Preferred Stock the Corporation shall have authority to issue is 10,000,000 shares, par value $0.001 per share. The Preferred Stock authorized by this Certificate of Incorporation may be issued in series. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including, but not limited to:

(1) the designation of each series and the number of shares that shall constitute the series;

(2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

(5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment; and

(6) the voting rights, if any, in the shares of each series and any conditions upon the exercising of such rights.

Effective as of [   ] pm, New York time, on [   ], 2018 (the “Effective Time”), each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into [   ] of a share of common stock, $0.001 par value per share, of the Corporation (the “New Common Stock”). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by [   ]. A holder of record of Old Common Stock on the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall have the number of shares of New Common Stock which they are entitled rounded up to the nearest whole number of shares. No stockholders will receive cash in lieu of fractional shares. ”

2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law of the State of Delaware.

Dated: __________, 2018

China Commercial Credit, Inc.

By:	/s/ Long Yi,
Name:	Long Yi,
Title:	Chief Financial Officer and Director

D-1

Form of Proxy Card

CHINA COMMERCIAL CREDIT, INC.

415-2351 Zhen Building, Yong An Street,

Taishitun Town, Miyun District, Beijing

People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 a.m. on August 31, 2018 Eastern Standard Time

(Record Date – August 8, 2018)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chenguang Kang and Long Yi, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of China Commercial Credit Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of China Commercial Credit Inc. on Friday, August 31, 2018, at 9:30 a.m., EST, at 415-2351 Zhen Building, Yong An Street,

Taishitun Town, Miyun District, Beijing, People’s Republic of China. and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”

OF PROPOSAL 1 AND “FOR” OF PROPOSALS 2 TO 5 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

01 Chenguang Kang	02 Jialin Cui	03 Kecen Liu	04 Long Yi	05 Teck Chuan Yeo

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: _______________________________

PROPOSAL 2: To ratify the selection of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO”) as the Company’s independent registered public accounting firm for year ending December 31, 2018.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: To ratify and approve, for purposes of complying with applicable NASDAQ Listing Rules, issuance of more than 20% of the Company’s shares of common stock (“Common Stock”), par value $0.001 per share, pursuant to certain securities purchase agreements (collectively “Securities Purchase Agreements”) dated April 11, April 28, May 25 and June 19, 2018 in private placements to certain “non-U.S. Persons” as defined in Regulation S;

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: To approve and adopt amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”)  to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split (the “Reverse Split”) at any time prior to, March 31, 2019, with the exact ratios to be set at a whole number within this range, as determined by our Board in its sole discretion;

For	Against	Abstain
☐	☐	☐

PROPOSAL 5: To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting ☐  YES  ☐  NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address: